PROSPECTUS SUPPLEMENT
(To Prospectus dated December 20, 1996)

                                 400,000 SHARES

                       ALLIED CAPITAL LENDING CORPORATION
                                  COMMON STOCK
                          ---------------------------

     As described in the prospectus dated December 20, 1996 (the "Prospectus"), and the Statement of Additional Information dated December 20, 1996, Allied Capital Corporation (the "Selling Stockholder") is offering for sale from time to time 1,244,914 shares of outstanding common stock (the "Shares") of Allied Capital Lending Corporation (the "Company"). As described in this prospectus supplement (the "Prospectus Supplement"), Lehman Brothers Inc. (the "Underwriter") is offering 400,000 Shares to the public, pursuant to an underwriting agreement by and among the Underwriter, the Selling Stockholder, the Company and Allied Capital Advisers, Inc. ("Advisers"), the investment adviser of the Selling Stockholder and the Company.

     The Underwriter has advised the Company that it proposes to offer the 400,000 Shares to the public ("Underwritten Offering No. 1") at a price equal to $14.00 per Share (the "Public Offering Price"). The last reported sale price for the Company's outstanding common stock on the Nasdaq National Market on December 20, 1996, was $14.125 per share. There can be no assurance that the Shares will trade subsequent to Underwritten Offering No. 1 at or above this price. After Underwritten Offering No. 1 commences, the Underwriter may change the price at which Shares are offered to the public.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR
      THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
       OFFENSE.

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                             PROCEEDS TO SELLING
                                     PRICE TO PUBLIC       SALES LOAD(1)       STOCKHOLDER(2)
-------------------------------------------------------------------------------------------------
Per share........................        $14.00                $0.70               $13.30
-------------------------------------------------------------------------------------------------
Total............................      $5,600,000            $280,000            $5,320,000
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Sales Load is comprised entirely of an underwriting discount allowed by the Selling Stockholder to the Underwriter. The Company, the Selling Stockholder and Advisers have agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933.

(2) Proceeds are before deduction of other expenses of offering and distribution estimated at $153,000, all of which are to be borne by the Selling Stockholder and approximately $47,000 of which are related to Underwritten Offering No. 1.
                          ---------------------------

     The Shares offered by this Prospectus Supplement are offered by the Underwriter, subject to prior sale, to withdrawal, cancellation, or modification of Underwritten Offering No. 1 without notice, to delivery to and acceptance by the Underwriter and to certain other conditions. It is anticipated that delivery of the Shares will be made at the office of Lehman Brothers Inc., New York City, or in book-entry form through the facilities of The Depository Trust Company, on or about December 26, 1996.
                          ---------------------------

                                LEHMAN BROTHERS

DECEMBER 20, 1996

     NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLING STOCKHOLDER, THE COMPANY OR THE UNDERWRITER. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS ARE REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT AND/OR THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
                                   PROSPECTUS SUPPLEMENT
Fees and Expenses.....................................................................  S-3
Underwriter...........................................................................  S-4
                                         PROSPECTUS
Summary...............................................................................    2
Fees and Expenses.....................................................................    3
Available Information.................................................................    4
Financial Highlights..................................................................    5
Public Trading and Net Asset Value Information........................................    9
The Offer.............................................................................   10
The Company...........................................................................   11
Management............................................................................   19
Authorized Classes of Securities......................................................   21
Description of Common Stock...........................................................   21
Reports and Independent Accountants...................................................   22
Custodian, Transfer and Dividend Paying Agent and Registrar...........................   23
Legal Proceedings.....................................................................   23
Table of Contents of Statement of Additional Information..............................   23
Management's Discussion and Analysis of Financial Condition and Results of
  Operations..........................................................................   23
Financial Statements..................................................................  F-1

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-
ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NASDAQ NATIONAL MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of Public Offering Price)..........................   5.00%(1)
  Dividend Reinvestment Plan Fees................................................    none(2)
ANNUAL EXPENSES (as a percentage of consolidated net assets attributable to common shares(3))
  Investment Advisory Fees.......................................................   3.99%(4)
  Interest Payments on Borrowed Funds............................................   4.12%(5)
  Other Expenses.................................................................   1.09%(6)
                                                                                    -----
          Total Annual Expenses..................................................   9.20%(7)
                                                                                    =====

                                                                                                  10
                           EXAMPLE                              1 YEAR    3 YEARS    5 YEARS     YEARS
-------------------------------------------------------------   ------    -------    -------    -------
You would pay the following expenses over the indicated
period on a $1,000 investment, assuming a 5% annual return on total assets and Total Annual Expenses of 5.76% (as a
percentage of consolidated total assets).....................    $148      $ 342      $ 533      $ 997

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE
     THE EXAMPLE ASSUMES A 5% RETURN, THE COMPANY'S PERFORMANCE WILL
          VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.

     The purpose of the above table, including the example, is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear either directly or indirectly.
---------------

(1) Pursuant to the terms of the Underwriting Agreement, the Selling Stockholder will allow an underwriting discount to the Underwriter in the amount of 5% of the Public Offering Price. The Company will not pay any sales load or other offering or distribution expenses in connection with Underwritten Offering No. 1.

(2) The expenses of the Dividend Reinvestment Plan are included in the Company's stock record expenses, a component of "Other Expenses." The Company has no cash purchase plan.

(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) as of September 30, 1996.

(4) Pursuant to the Commission's disclosure requirements, "Investment Advisory Fees" in this table are presented as a percentage of consolidated net assets attributable to common shares; however, the Company's investment advisory fees are determined using a formula based on total assets. The fees payable pursuant to the investment advisory agreement (see "Management--Investment Adviser," Prospectus page 20) are calculated as 0.625% per quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less its consolidated Interim Investments (i.e., short-term U.S. government agency securities or repurchase agreements collateralized thereby), cash and cash equivalents, plus 0.125% per quarter (0.5% per annum) of the quarter-end value of consolidated Interim Investments, cash and cash equivalents. The percentage in the table assumes that none of the Company's consolidated total assets are in the form of Interim Investments, cash or cash equivalents. The "Investment Advisory Fees" percentage was calculated as consolidated total assets at September 30, 1996, multiplied by 2.5%, divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 3.47%. At September 30, 1996 and December 31, 1995, approximately 2% and 5%, respectively, of the Company's consolidated total assets were in the form of Interim Investments, cash and cash equivalents. See "The Company--Business of the Company and the Subsidiaries," Prospectus page 12.

(5) The "Interest Payments on Borrowed Funds" percentage is based on estimated interest payments for the year ended December 31, 1996 divided by consolidated net assets attributable to common shares. The estimated interest payments for the year ended December 31, 1996 assume that the outstanding borrowings of $23 million at September 30, 1996 will remain outstanding for the remainder of the year and additional borrowings will be made throughout the remainder of the year. This percentage for the year ended December 31, 1995 was 2.58%. See "The Company--Risk Factors--Risks of Leverage," Prospectus page 18.

(6) The "Other Expenses" percentage is based on estimated amounts for the year ending December 31, 1996 divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 1.58%.

(7) "Total Annual Expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses of most closed-end management investment companies due to the Company's consolidated outstanding borrowings of $23 million at September 30, 1996, which significantly reduces the consolidated net assets attributable to common shares on which the "Total Annual Expenses" percentage is required, pursuant to the Commission's disclosure requirements, to be calculated for presentation in the table. If the "Total Annual Expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total Annual Expenses" would be 5.76% of consolidated total assets.

                                  UNDERWRITER

     The Underwriter is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Its principal business address is Three World Financial Center, New York, New York 10285-1900.

     The Underwriter has agreed, subject to the terms and conditions set forth in the underwriting agreement dated December 20, 1996 (the "Underwriting Agreement"), by and among the Underwriter, the Selling Stockholder, the Company and Advisers to purchase from the Selling Stockholder, and the Selling Stockholder has agreed to sell to the Underwriter, 400,000 Shares. The Selling Stockholder will allow an underwriting discount to the Underwriter in the amount of 5% of the Public Offering Price.

     The Underwriting Agreement provides that the obligations of the Underwriter to purchase the Shares listed above are subject to certain conditions. The Underwriting Agreement also provides that the Underwriter is committed to purchase, and the Selling Stockholder is obligated to sell, all of the Shares offered by this Prospectus Supplement if any of the Shares being sold pursuant to the Underwriting Agreement are purchased. The Selling Stockholder, the Company, and Advisers have agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments that the Underwriter may be required to make in respect thereof.

     The Company and the Selling Stockholder have agreed with the Underwriter that during the 120 days following the date of this Prospectus Supplement, except with prior written consent from the Underwriter, neither will offer for sale, sell or otherwise dispose of any shares of the Company's common stock, or sell or grant options, rights or warrants with respect to any shares of the Company's common stock (other than the grants of options pursuant to option plans existing as of the date of this Prospectus Supplement).

     The Underwriter is registered as a Nasdaq market maker in the Company's common stock. It has informed the Company that it does not intend to confirm sales to any account over which it exercises discretionary authority.

     The Underwriter has engaged in transactions with and performed various investment banking and other services for one or more of the Selling Stockholder, the Company, and Advisers in the past and may do so from time to time in the future and for which they have received and will receive customary fees and commissions. The Underwriter was the lender on a $20 million line of credit, which expired on September 27, 1996, to a limited partnership of which the Company is the general partner and holds a 98% limited partnership interest (see Prospectus page 24). Anthony T. Garcia, a Director of the Company, is Senior Vice President of the Underwriter.

------------------------------------------------------------
------------------------------------------------------------

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLING STOCKHOLDER, THE COMPANY, THE COMPANY'S INVESTMENT ADVISER OR ANY UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH THEY RELATE AND DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS NOR ANY SALE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS ARE REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT AND/OR THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                          ---------------------------
                               TABLE OF CONTENTS

                                             PAGE
                                             ----
PROSPECTUS SUPPLEMENT
Fees and Expenses..........................  S-3
Underwriter................................  S-4
PROSPECTUS
Summary....................................    2
Fees and Expenses..........................    3
Available Information......................    4
Financial Highlights.......................    5
Public Trading and Net Asset Value
  Information..............................    9
The Offer..................................   10
The Company................................   11
Management.................................   19
Authorized Classes of Securities...........   21
Description of Common Stock................   21
Reports and Independent Accountants........   22
Custodian, Transfer and Dividend Paying
  Agent and Registrar......................   23
Legal Proceedings..........................   23
Table of Contents of Statement of
  Additional Information...................   23
Management's Discussion and Analysis of
  Financial Condition and Results of
  Operations...............................   23
Financial Statements.......................  F-1

------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------

                                 400,000 SHARES

                                 ALLIED CAPITAL
                              LENDING CORPORATION

                                  COMMON STOCK
                          ---------------------------
                             PROSPECTUS SUPPLEMENT
                               December 20, 1996

                          ---------------------------
                                LEHMAN BROTHERS

------------------------------------------------------------
------------------------------------------------------------

PROSPECTUS
                                1,244,914 SHARES

                       ALLIED CAPITAL LENDING CORPORATION
                                  COMMON STOCK
                            ------------------------

     Allied Capital Lending Corporation, a Maryland corporation (the "Company"), is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's outstanding shares of common stock are quoted on the Nasdaq National Market under the symbol "ALCL." The Company is, and a wholly owned subsidiary following a reorganization will be, licensed by the U.S. Small Business Administration ("SBA") as a small business lending company ("SBLC"). The Company's business consists of making loans to small businesses. The Company's investment adviser is Allied Capital Advisers, Inc. ("Advisers"), a registered investment adviser whose principal office is located at 1666 K Street, N.W., Ninth Floor, Washington, D.C. 20006-2803. Advisers' telephone number is (202) 331-1112.

     The investment objective of the Company is to achieve a high level of current income by investing in loans at least partially guaranteed by the SBA, as well as loans made in conjunction with such loans, and other loans. The Company uses a leveraged capital structure by borrowing from banks or other institutional lenders. FOR THE RISKS OF A LEVERAGED CAPITAL STRUCTURE, AS WELL AS CERTAIN OTHER RISKS WHICH SHOULD BE CAREFULLY CONSIDERED BY POTENTIAL INVESTORS, SEE "THE COMPANY--RISK FACTORS," BEGINNING ON PAGE 16.

     This Prospectus, and the accompanying supplement to the Prospectus (the "Prospectus Supplement") if any, sets forth concisely the information about the Company that a prospective investor ought to know before investing. They should be retained for future reference. Additional information on the Company, including the Statement of Additional Information, has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is available upon written or oral request and without charge at the address or telephone number of Advisers listed above. Certain information in the Statement of Additional Information is incorporated by reference in this Prospectus. See page 23 of this Prospectus for the table of contents of the Statement of Additional Information.

     This Prospectus is being used to offer all of the 1,244,914 shares of the Company's outstanding common stock (the "Shares") owned by Allied Capital Corporation, a Maryland corporation ("Allied I" or the "Selling Stockholder"), the holder of approximately 24% of the Company's outstanding shares at the date of this Prospectus (the "Offer"). No part of the proceeds of the Offer will be received by the Company. The Company will not pay any sales load or other offering or distribution expenses in connection with the Offer. Such other offering and distribution expenses are estimated at $153,000, all of which are to be borne by the Selling Stockholder.

     It is expected that some or all of the Shares will be offered and sold to or through underwriters, dealers, or agents (collectively hereinafter "underwriters") at a price that may reflect a discount to the market price of the outstanding shares at or around the time of any offering, in which event the number of Shares offered, the public offering price, the names of any underwriters involved, and the applicable sales load will be disclosed in one or more Prospectus Supplements. Other than as described in such Prospectus Supplements, no agreement has been made for the underwriting of the Shares. Allied I may also distribute all or a portion of the Shares pro rata to its own stockholders. See "The Offer-- Plan of Distribution," page 10.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.
                            ------------------------

     This Prospectus may not be used to consummate sales of Shares unless accompanied by a Prospectus Supplement.
                            ------------------------

 THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS
                               DECEMBER 20, 1996.

                                    SUMMARY

     The following summary is qualified in its entirety by the detailed information and financial statements appearing elsewhere in this Prospectus.

THE COMPANY            Allied Capital Lending Corporation (the "Company") is a
                       closed-end management investment company that has elected to be regulated as a business development company ("BDC") and is managed by Allied Capital Advisers, Inc.
                       ("Advisers"). See "Management--Investment Adviser," page
                       20. The Company is a small business lending company
                       ("SBLC") licensed by the U.S. Small Business
                       Administration ("SBA"), and, as such, participates in the
                       Section 7(a) Loan Program and makes loans to small businesses that are partially guaranteed by the SBA. The
                       Company also makes loans in conjunction with such 7(a) guaranteed loans, and makes loans which are not guaranteed by the SBA, pursuant to the Section 504 Loan
                       Program. It is anticipated that the Company will reorganize its corporate structure in the near term (the
                       "Reorganization"). The Reorganization will not change the business of the Company on a consolidated basis, but after the Reorganization, the Company's SBLC license will be held by Allied Capital SBLC Corporation, a wholly owned subsidiary of the Company ("Allied SBLC"), and the Company's loans will generally be made by Allied SBLC and Allied Capital Credit Corporation, also a wholly owned subsidiary of the Company ("Allied Credit"). Following the Reorganization, the Company itself may also participate in the Section 504 Loan Program and may generate Section 7(a) companion loans as well as other loans not related to these SBA programs. See "The
                       Company--Organization," page 11.

INVESTMENT OBJECTIVE   The investment objective of the Company is to achieve a
                       high level of current income by investing in loans at least partially guaranteed by the SBA, as well as loans made in conjunction with such loans, and other loans. See
                       "The Company--Business of the Company and the Subsidiaries," page 12.

INVESTMENT
CONSIDERATIONS         As a BDC, the Company's consolidated portfolio includes
                       loans to small privately held companies that involve a high degree of business and financial risk. A large number of entities compete for the same kinds of small business lending opportunities as the Company. The
                       Company is now, and following the Reorganization Allied
                       SBLC will be, subject to regulation by the SBA. Entities regulated by the SBA are exposed to the business risks of changes in government regulations that may have an adverse impact on the Company as a whole. In addition, because the Company, and after the Reorganization its subsidiaries, will borrow funds, the Company is exposed to the risks of a leveraged capital structure, which may be considered a speculative investment technique. For the risks of leverage, as well as certain other risks which should be carefully considered by potential investors, see "The Company--Risk Factors," page 16.

THE OFFER              This Prospectus is being used to offer all of the
                       1,244,914 shares of the Company's outstanding common stock (the "Shares") owned by Allied Capital Corporation, a Maryland corporation ("Allied I" or the "Selling
                       Stockholder"), the holder of approximately 24% of the Company's outstanding shares at the date of this Prospectus (the "Offer"). No part of the proceeds of the Offer will be received by the Company. The Company will not pay any sales load or other offering or distribution expenses in connection with the Offer.

                       At such times as Allied I proposes to sell Shares in specific transactions, it may make arrangements with underwriters to manage the offering and sale. Allied I may also sell Shares directly to individuals or institutions buying for their accounts in negotiated transactions pursuant to this Prospectus, or otherwise dispose of the Shares. Sales would be attempted to be made at an offering price as close as practicable to the then-prevailing market price of the Shares, provided that such price is satisfactory to Allied I and deemed by its board of directors to be in the best interests of its stockholders. Based on the prior trading history of the Company's outstanding shares, any such sale is expected to occur at a premium to the Shares' net asset value. See "Public Trading and Net Asset Value Information," page 9.

PRINCIPAL TRADING
MARKET The Company's shares are quoted on the Nasdaq National Market under the symbol "ALCL." See "Public Trading and Net Asset Value Information," page 9.

                               FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price).................................        (1)
  Dividend Reinvestment Plan Fees................................................    none(2)
ANNUAL EXPENSES (as a percentage of consolidated net assets attributable to common shares(3))
  Investment Advisory Fees.......................................................   3.99%(4)
  Interest Payments on Borrowed Funds............................................   4.12%(5)
  Other Expenses.................................................................   1.09%(6)
                                                                                    -----
          Total Annual Expenses..................................................   9.20%(7)
                                                                                    =====

                                                                                                  10
                         EXAMPLE(8)                             1 YEAR    3 YEARS    5 YEARS     YEARS
-------------------------------------------------------------   ------    -------    -------    -------
You would pay the following expenses over the indicated
period on a $1,000 investment, assuming a 5% annual return on total assets and Total Annual Expenses of 5.76% (as a
percentage of consolidated total assets).....................    $101      $ 301      $ 498      $ 978

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE
     THE EXAMPLE ASSUMES A 5% RETURN, THE COMPANY'S PERFORMANCE WILL
          VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.

     The purpose of the above table, including the example, is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear either directly or indirectly.
---------------

(1) In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2) The expenses of the Dividend Reinvestment Plan are included in the Company's stock record expenses, a component of "Other Expenses." The Company has no cash purchase plan.

(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) as of September 30, 1996.

(4) Pursuant to the Commission's disclosure requirements, "Investment Advisory Fees" in this table are presented as a percentage of consolidated net assets attributable to common shares; however, the Company's investment advisory fees are determined using a formula based on total assets. The fees payable pursuant to the investment advisory agreement (see "Management--Investment Adviser," page 20) are calculated as 0.625% per quarter (2.5% per annum) of the quarter-end value of the Company's consolidated total assets, less its consolidated Interim Investments (i.e., short-term U.S. government agency securities or repurchase agreements collateralized thereby), cash and cash equivalents, plus 0.125% per quarter (0.5% per annum) of the quarter-end value of consolidated Interim Investments, cash and cash equivalents. The percentage in the table assumes that none of the Company's consolidated total assets are in the form of Interim Investments, cash or cash equivalents. The "Investment Advisory Fees" percentage was calculated as consolidated total assets at September 30, 1996, multiplied by 2.5%, divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 3.47%. At September 30, 1996 and December 31, 1995, approximately 2% and 5%, respectively, of the Company's consolidated total assets were in the form of Interim Investments, cash and cash equivalents. See "The Company--Business of the Company and the Subsidiaries," page 12.

(5) The "Interest Payments on Borrowed Funds" percentage is based on estimated interest payments for the year ended December 31, 1996 divided by consolidated net assets attributable to common shares. The estimated interest payments for the year ended December 31, 1996 assume that the outstanding borrowings of $23 million at September 30, 1996 will remain outstanding for the remainder of the year and additional borrowings will be made throughout the remainder of the year. This percentage for the year ended December 31, 1995 was 2.58%. See "The Company--Risk Factors--Risks of Leverage," page 18.

(6) The "Other Expenses" percentage is based on estimated amounts for the year ending December 31, 1996 divided by consolidated net assets attributable to common shares. This percentage for the year ended December 31, 1995 was 1.58%.

(7) "Total Annual Expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses of most closed-end management investment companies due to the Company's consolidated outstanding borrowings of $23 million at September 30, 1996, which significantly reduces the consolidated net assets attributable to common shares on which the "Total Annual Expenses" percentage is required, pursuant to the Commission's disclosure requirements, to be calculated for presentation in the table. If the "Total Annual Expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total Annual Expenses" would be 5.76% of consolidated total assets.

(8) In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will restate this example to reflect the applicable sales load.

                             AVAILABLE INFORMATION

     The Company has filed with the Commission a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the Shares of common stock offered by this Prospectus, which includes this Prospectus plus additional information. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements, and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of the Commission's Regional Offices located in Suite 1400, 500 West Madison Street, Chicago, Illinois 60661, and Suite 1300, 7 World Trade Center, New York, New York 10006. Copies of these materials may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov that contains reports, proxy statements, and other information regarding registrants, like the Company, which file electronically with the Commission.

     The Company also furnishes annual reports to stockholders, which include annual financial information that has been audited and reported on, with an opinion expressed, by independent accountants, and quarterly unaudited summary financial information. See "Reports and Independent Accountants," page 22.

                              FINANCIAL HIGHLIGHTS

     The following condensed consolidated financial information of the Company should be read in conjunction with the consolidated financial statements and notes thereto included in this Prospectus. Such condensed consolidated financial information as of and for the years ended December 31, 1991, 1992, 1993, 1994 and 1995 has been audited by the firm of Matthews, Carter and Boyce, P.C., independent accountants, whose opinion thereon appears at page F-14. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations," page 23.

                       SUMMARY BALANCE SHEET INFORMATION
                                 (IN THOUSANDS)

                                                             DECEMBER 31,
                                          ---------------------------------------------------    SEPTEMBER 30,
                                           1991       1992       1993       1994      1995(1)       1996(2)
                                          -------    -------    -------    -------    -------    -------------
                                                                                                 (UNAUDITED)
ASSETS
Investments, at value..................   $10,509    $12,241    $21,793    $32,771    $47,147       $58,963
Cash and cash equivalents..............       444      2,654     10,998      1,297      3,020           961
Excess servicing asset.................     1,328      1,372      1,605      2,700      3,828         4,302
Other assets...........................     2,646      1,153        557        851      1,485         2,735
                                          -------    -------    -------    -------    -------       -------
    Total assets.......................   $14,927    $17,420    $34,953    $37,619    $55,480       $66,961
                                          =======    =======    =======    =======    =======       =======
LIABILITIES
Notes payable, bank....................   $    --    $    --    $    --    $ 3,130    $18,914       $23,325
Note payable, parent...................     4,292      7,860         --         --         --            --
Repurchase Agreements..................     2,761         --         --         --         --            --
Investment advisory fee payable........        --         --         67        230        330           414
Other liabilities......................     2,274      4,055      1,931      1,471      3,352         1,285
                                          -------    -------    -------    -------    -------       -------
    Total liabilities..................     9,327     11,915      1,998      4,831     22,596        25,024
                                          -------    -------    -------    -------    -------       -------
SHAREHOLDERS' EQUITY
Common stock and additional paid-in
  capital..............................     5,500      5,500     33,048     33,069     33,252        42,383
Net unrealized appreciation
  (depreciation) on investments........      (355)      (180)      (112)      (164)      (155)          490
Undistributed (distributions in excess
  of) accumulated earnings.............       455        185         19       (117)      (213)         (936)
                                          -------    -------    -------    -------    -------       -------
    Total shareholders' equity.........     5,600      5,505     32,955     32,788     32,884        41,937
                                          -------    -------    -------    -------    -------       -------
    Total liabilities and shareholders'
       equity..........................   $14,927    $17,420    $34,953    $37,619    $55,480       $66,961
                                          =======    =======    =======    =======    =======       =======

                      SUMMARY INCOME STATEMENT INFORMATION
                                 (IN THOUSANDS)

                                                                                             NINE MONTHS ENDED
                                                      YEAR ENDED DECEMBER 31,                  SEPTEMBER 30,
                                         -------------------------------------------------   -----------------
                                         1991(3)     1992(3)    1993      1994     1995(1)   1995(2)   1996(2)
                                         -------     -------   -------   -------   -------   -------   -------
                                                                                                (UNAUDITED)
INVESTMENT INCOME
Interest...............................  $4,738      $1,380    $ 2,260    $3,716   $5,966    $4,335    $5,252
Premium income.........................   3,205       1,958      2,196     2,349    2,090     1,590     1,202
                                         ------      ------     ------    ------   ------    ------    ------
    Total investment income............   7,943       3,338      4,456     6,065    8,056     5,925     6,454
                                         ------      ------     ------    ------   ------    ------    ------
OPERATING EXPENSES
Investment advisory fee................      --          --        572       811    1,140       807     1,099
Interest expense.......................   2,645         414        707        75      959       559     1,278
Other operating expenses...............     967         913        233       301      519       354       369
                                         ------      ------     ------    ------   ------    ------    ------
    Total expenses.....................   3,612       1,327      1,512     1,187    2,618     1,720     2,746
                                         ------      ------     ------    ------   ------    ------    ------
    Net investment income..............   4,331       2,011      2,944     4,878    5,438     4,205     3,708
Net realized loss on investments.......     (85)       (217)      (338)     (295)    (195)     (153)      (99)
                                         ------      ------     ------    ------   ------    ------    ------
    Net investment income before net
       unrealized appreciation
       (depreciation) on investments...   4,246       1,794      2,606     4,583    5,243     4,052     3,609
Net unrealized appreciation
  (depreciation) on investments........    (111)        174         68       (52)       9       (57)      645
                                         ------      ------     ------    ------   ------    ------    ------
    Net increase in net assets
       resulting from operations.......  $4,135      $1,968    $ 2,674    $4,531   $5,252    $3,995    $4,254
                                         ======      ======     ======    ======   ======    ======    ======
PER SHARE AMOUNTS
Net investment income..................  $ 1.82      $ 0.84    $  1.14    $ 1.12   $ 1.24    $ 0.96    $ 0.79
Net realized gain (loss) and net
  unrealized appreciation
  (depreciation) on investments........  $(0.08)     $(0.01)   $ (0.11)   $(0.08)  $(0.04)   $(0.05)   $ 0.12
Net increase in net assets resulting
  from operations......................  $ 1.74      $ 0.83    $  1.03    $ 1.04   $ 1.20    $ 0.91    $ 0.91
Net asset value........................  $ 2.35      $ 2.31    $  7.54    $ 7.50   $ 7.50    $ 7.59    $ 8.19
Dividends declared (prior to Initial
  Public Offering)(4)..................  $ 1.50 (5)  $ 0.87    $  1.02(5) $    --  $   --    $   --    $   --
Dividends declared (subsequent to
  Initial Public Offering)(4)..........  $   --      $   --    $   .08(6) $  1.08  $ 1.22    $ 0.84    $ 0.90

---------------

(1) In April 1995, ACLC Limited Partnership (the "Partnership") was formed so the Company could participate in the SBA Section 504 Loan Program and originate other types of small business loans. The Company is the general partner of, and has a 98% limited partnership interest in, the Partnership. Accordingly, the consolidated financial statements of the Company include the accounts of the Company and the Partnership beginning in 1995.

(2) In the opinion of management, the unaudited condensed consolidated financial information of the Company contains all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Company's consolidated financial position as of September 30, 1996 and the results of operations for the nine months ended September 30, 1995 and 1996. The results of operations for the nine months ended September 30, 1996 are not necessarily indicative of the operating results to be expected for the year ending December 31, 1996.

(3) Prior to the Company's initial public offering, which was consummated in November 1993 (the "IPO"), Allied I as the Company's former sole stockholder, and the Company's board of directors approved an increase in the authorized shares and a stock split effected in the form of a stock dividend to Allied I. All per share data for prior years presented have been restated to reflect the stock split.

(4) Amount represents the total of the regular quarterly dividends and the year-end extra distribution declared by the Company based on the actual shares outstanding on the record date for each dividend so paid.

(5) 1993 is based on 2,380,000 shares outstanding prior to the IPO and dividends for the nine months ended September 30, 1993. 1991 excludes a return of capital paid to Allied I.

(6) 1993 is based on 4,368,420 shares outstanding subsequent to the IPO, and dividends for the three months ended December 31, 1993.

                         QUARTERLY FINANCIAL HIGHLIGHTS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                       1994                                    1995                               1996
                       ------------------------------------    ------------------------------------    --------------------------
                       QTR 1     QTR 2     QTR 3     QTR 4     QTR 1     QTR 2     QTR 3     QTR 4     QTR 1     QTR 2     QTR 3
                       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total investment
  income.............. $1,137    $1,512    $1,537    $1,879    $1,827    $1,771    $2,327    $2,131    $2,253    $1,937    $2,264
Net investment
  income.............. $  873    $1,213    $1,242    $1,550    $1,394    $1,231    $1,580    $1,233    $1,411    $  891    $1,406
Net increase in net
  assets resulting
  from operations..... $  856    $1,228    $1,306    $1,141    $1,345    $1,248    $1,402    $1,257    $1,330    $1,146    $1,778
Per share............. $ 0.20    $ 0.28    $ 0.30    $ 0.26    $ 0.31    $ 0.29    $ 0.32    $ 0.29    $ 0.30    $ 0.25    $ 0.35

                               SENIOR SECURITIES
                         (at December 31, consolidated)

     Certain information about the various classes of senior securities issued by the Company and the consolidated ACLC Limited Partnership (the "Partnership") is set forth in the following table.

                                                    TOTAL AMOUNT
                                                     OUTSTANDING           ASSET          AVERAGE
                                                    EXCLUSIVE OF         COVERAGE      MARKET VALUE
                CLASS AND YEAR                   TREASURY SECURITIES    PER UNIT(1)     PER UNIT(2)
----------------------------------------------   -------------------    -----------    -------------
BANK LOAN (UNSECURED REVOLVING LINE OF CREDIT)
1986..........................................       $         0          $     0           N/A
1987..........................................         2,000,000            1,396           N/A
1988..........................................         5,000,000            1,355           N/A
1989..........................................                 0                0           N/A
1990..........................................                 0                0           N/A
1991..........................................                 0                0           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................                 0                0           N/A
1995..........................................         1,055,000            2,739           N/A
BANK LOANS (SECURED REVOLVING LINES OF CREDIT)
1986..........................................       $         0          $     0           N/A
1987..........................................                 0                0           N/A
1988..........................................                 0                0           N/A
1989..........................................                 0                0           N/A
1990..........................................                 0                0           N/A
1991..........................................                 0                0           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................         3,130,000           11,475           N/A
1995..........................................        17,859,000            2,739           N/A

                                                    TOTAL AMOUNT
                                                     OUTSTANDING           ASSET          AVERAGE
                                                    EXCLUSIVE OF         COVERAGE      MARKET VALUE
                CLASS AND YEAR                   TREASURY SECURITIES    PER UNIT(1)     PER UNIT(2)
----------------------------------------------   -------------------    -----------    -------------
REVERSE REPURCHASE AGREEMENTS(3)
1986..........................................       $21,173,000          $ 1,772           N/A
1987..........................................        30,759,000            1,396           N/A
1988..........................................        34,321,000            1,355           N/A
1989..........................................        29,386,000            1,681           N/A
1990..........................................        28,361,000            1,785           N/A
1991..........................................         2,761,000            4,583           N/A
1992..........................................                 0                0           N/A
1993..........................................                 0                0           N/A
1994..........................................                 0                0           N/A
1995..........................................                 0                0           N/A

---------------

(1) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(2) Not applicable, as no class of senior securities of the Company has been registered for public trading.

(3) U.S. government agency-guaranteed loans sold under agreements to repurchase. The Company has been advised by the Staff of the Commission that these reverse repurchase agreements are not considered a class of senior security representing indebtedness and thus are not subject to the asset coverage requirements of the 1940 Act.

                 PUBLIC TRADING AND NET ASSET VALUE INFORMATION

     Shares of the Company's common stock are quoted on the Nasdaq National Market under the symbol "ALCL." The following table sets forth, for the periods indicated, high and low bid prices and average net asset values per common share. The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not necessarily represent actual transactions. As the table below indicates, the Company's common stock has historically traded at prices in excess of net asset value.

                                                                                                BID PRICE PREMIUM
                                                                                                   TO AVERAGE
                                                                 AVERAGE NET                     NET ASSET VALUE
                                                                    ASSET                       PER COMMON SHARE
                                       BID PRICE RANGE         VALUE PER COMMON                   DURING PERIOD
                                    ---------------------        SHARE DURING             ----------------------------
  FISCAL YEAR ENDED DECEMBER 31      HIGH           LOW             PERIOD                 HIGH                   LOW
---------------------------------   -------       -------      ----------------           ------                 -----
1994
1st Quarter......................   $15.750       $14.250           $ 7.52                 109%                   89%
2nd Quarter......................   $15.250       $12.500           $ 7.50                 103%                   67%
3rd Quarter......................   $14.250       $13.000           $ 7.53                  89%                   73%
4th Quarter......................   $14.250       $ 9.750           $ 7.53                  89%                   29%
1995
1st Quarter......................   $12.750       $ 9.500           $ 7.53                  69%                   26%
2nd Quarter......................   $13.250       $12.000           $ 7.55                  75%                   59%
3rd Quarter......................   $13.000       $12.000           $ 7.57                  72%                   59%
4th Quarter......................   $13.250       $12.000           $ 7.55                  76%                   59%
1996
1st Quarter......................   $14.500       $12.625           $ 7.51                  93%                   68%
2nd Quarter......................   $15.000       $12.700           $ 7.75                  94%                   64%
3rd Quarter......................   $15.375       $13.125           $ 8.09                  90%                   62%
4th Quarter (through December
  20)............................   $15.875       $14.125                *                    *                     *

* The last determined consolidated net asset value per common share was $8.19 as of September 30, 1996. The high and low bid price was $15.125 and $14.625, respectively, and the bid price premium was 85% and 79%, respectively, on that date. Because the Company's net asset value is determined quarterly as of the end of each calendar quarter, and such determination cannot yet be made for the quarter ended December 31, 1996, the average net asset value and the high/low bid price premiums cannot be calculated.

     The last sale price for a share of the Company's common stock on Nasdaq on December 20, 1996 was $14.125.

     Net asset value is computed quarterly, as of the last day of the fiscal quarter, to reflect the determination by the Company's Board of Directors, of the fair value of the Company's portfolio securities.

                                   THE OFFER

SALE OF SHARES BY ALLIED I

     Prior to the Company's initial public offering in November 1993 (the "IPO"), the Company was a wholly owned subsidiary of Allied I. After that date, Allied I continued to hold a significant number of the Company's outstanding shares, but is obligated as a condition of exemptive relief from the Commission to divest itself of such Shares by December 31, 1998 through public offerings, private placements, distributions to Allied I stockholders or otherwise. The Company and Allied I intend to file an application with the Commission requesting a modification to one of the conditions of the existing order regarding Allied I's investment in the Company. Specifically, the application will seek to extend, by up to an additional two years (i.e., until December 31, 2000), the deadline (the "Extended Deadline") for Allied I's divesting of the Shares. There can be no assurance that an order granting such an extension (an "Order") will be granted by the Commission. In any event, Allied I has undertaken to register its Shares of the Company, and will make good faith efforts to sell the Shares in any and all transactions that are deemed to be in the best interest of Allied I and its stockholders as the opportunities to do so arise.

     Immediately following the IPO, Allied I owned 1,580,000 shares, or approximately 36% of the Company's shares then outstanding. In December 1994, Allied I's board of directors declared an extra distribution to its stockholders payable in shares of the Company's stock held by Allied I (which was paid in early January 1995), which resulted in the distribution of an aggregate of 335,086 of the Company's shares to Allied I stockholders. That distribution reduced Allied I's ownership in the Company to 1,244,914 shares, or approximately 28% of the Company's shares then outstanding. Allied I has not subsequently made or declared any other distributions payable with Company stock held by Allied I. The Company issued new shares for cash pursuant to a rights offering in June 1996 and sold, through a subsequent sale, the shares offered but not purchased in the rights offering. See "The Company--Recent Securities Offerings By the Company," page 12. Allied I did not participate in the rights offering. Allied I's holdings of the Company's shares represented approximately 24% of the Company's shares outstanding at November 30, 1996.

     Use of this Prospectus is not the exclusive way Shares may be sold by Allied I. The Shares covered by this Prospectus may be sold from time to time by Allied I on any securities exchange on which the Shares are listed, in the over-the-counter market or otherwise, at market prices and on terms then prevailing or in negotiated transactions at prices then obtainable, or otherwise. Shares may be sold in regular brokerage transactions or may be sold directly to brokers, dealers and others buying for their own accounts. In addition, any Shares covered by this Prospectus which qualify for sale pursuant to Rule 144 under the 1933 Act may be sold pursuant to Rule 144 rather than pursuant to this Prospectus. Allied I also may pledge the Shares registered hereunder to a broker, dealer or other entity, and upon a default the broker, dealer or other entity may effect sales of the pledged Shares pursuant to Rule 144.

PLAN OF DISTRIBUTION

     At such times as Allied I proposes to sell Shares in specific transactions, it may make arrangements with underwriters to manage the offering and sale. Allied I may also sell Shares directly to individuals or institutions buying for their accounts in negotiated transactions pursuant to this Prospectus, or otherwise dispose of the Shares. Sales would be attempted to be made at an offering price as close as practicable to the then-prevailing market price of the Shares, provided that such price is satisfactory to Allied I and deemed by its board of directors to be in the best interests of its stockholders. Based on the prior trading history of the Company's outstanding shares, any such sale is expected to occur at a premium to the Shares' net asset value. See "Public Trading and Net Asset Value Information," page 9.

     Allied I has informed the Company that it will attempt to sell these Shares within two years of the commencement of the Offer. However, given that Allied I owned approximately 24% of the Company's outstanding shares at November 30, 1996, its ability to sell such Shares within two years may be limited by the trading volume of the Company's shares, and its desire not to impact negatively, to the extent practicable, the market value of the Company's shares, which could result if too many Shares are sold, or expected to be sold, into the market at a given time. To the extent that Allied I has not sold all of the Shares by the end of 1998, or as of the Extended Deadline, if an Order is granted by the Commission, or if Allied I's board of directors otherwise determines that it is in the best interest of its stockholders at any time, it may distribute all or a portion of the unsold Shares pro rata to its own stockholders.

     The Prospectus Supplement sets forth the terms of the offering of the particular Shares to which such Prospectus Supplement relates, including (i) the name or names of any underwriters or agents with whom Allied I has entered into arrangements with respect to the sale of such Shares, (ii) any underwriting discounts, commissions and other items constituting underwriters' compensation from Allied I and any other discounts, concessions or commissions allowed or reallowed or paid by any underwriters to other dealers, (iii) any commissions paid to any agents, and (iv) the net proceeds to Allied I.

     The Shares may be offered and sold by Allied I directly or through agents designated by Allied I from time to time. Unless otherwise indicated in the Prospectus Supplement, any such agent or agents will be acting on a best efforts basis for the period of its or their appointment. Any agent participating in the distribution of the Shares may be deemed to be an "underwriter," as that term is defined in the 1933 Act, of the Shares so offered and sold. The Shares also may be sold at the applicable price to the public set forth in the Prospectus Supplement relating to particular Shares to dealers who later resell such Shares to investors. Such dealers may be deemed to be "underwriters" within the meaning of the 1933 Act.

     Underwriters, dealers and agents may be entitled, under agreements entered into with Allied I, to indemnification by Allied I against certain civil liabilities, including liabilities under the 1933 Act.

     If so indicated in the Prospectus Supplement relating to particular Shares, Allied I will authorize underwriters, dealers or agents to solicit offers by certain institutions to purchase Shares from Allied I pursuant to delayed delivery contracts providing for payment and delivery at a future date. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

PROCEEDS OF THE OFFERING

     The Shares to which this Prospectus relates are being offered by Allied I. Accordingly, net proceeds from the sale of Shares, if any, will be received by Allied I and not by the Company. The Company will not pay any sales load or other expenses related to the Offer.

                                  THE COMPANY

ORGANIZATION

     The Company was incorporated under the laws of the District of Columbia in 1976 and was reorganized as a Maryland corporation in 1991. The Company is a closed-end management investment company that elected in 1993, at the time of the Company's IPO, to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Company is licensed by the SBA as a small business lending company ("SBLC") and is a participant in the SBA Section 7(a) Loan Program. The Company also participates in the SBA Section 504 Loan Program, currently through the ACLC Limited Partnership (the "Partnership"), and may also make other small business loans. In order to finance such loans, the Company may seek to obtain funds through additional equity offerings or debt financings. Allied Capital Advisers, Inc. ("Advisers") serves as the investment adviser of the Company pursuant to an investment advisory agreement.

     In 1996, the Company caused to be formed two new entities, Allied Capital SBLC Corporation ("Allied SBLC") and Allied Capital Credit Corporation ("Allied Credit"). Both Allied SBLC and Allied Credit (the "Subsidiaries") are Maryland corporations and intend to be closed-end management investment companies regulated as BDCs under the 1940 Act. Pursuant to a reorganization plan (the "Reorganization"), which was approved by the SBA on June 7, 1996 and for which the Commission granted exemptive relief on September 10, 1996, the Company will become the parent of the Subsidiaries. On or about January 1, 1997, it is anticipated that the Company will transfer its SBLC license and all Section 7(a) loans and related assets and liabilities to Allied SBLC in return for 100% of Allied SBLC's common stock. The Company will contribute its general partnership interest and its 98% limited partnership interest in the Partnership to Allied Credit in return for 100% of Allied Credit's common stock. Simultaneous with this transaction, Allied Credit will purchase the 1% limited partnership interest not owned by the Company and the Partnership will be dissolved. Upon the dissolution, all of the Partnership's loans and related assets and liabilities will transfer into Allied Credit. Following the Reorganization, Allied SBLC will hold the SBLC license and will participate in the Section 7(a) Loan Program. Allied Credit will generate companion loans to the Section 7(a) loans, participate in the SBA Section 504 Loan Program, and make other loans. Immediately following the Reorganization, substantially all of the operating assets formerly held directly by the Company or the Partnership will be held by the Subsidiaries. However, in the future, the Company itself may also participate in the Section 504 Loan Program and may generate Section 7(a) companion loans as well as other loans not related to these SBA programs. In order to finance such loans, the Company may seek to obtain funds through additional equity offerings or debt financings. The Company intends to maintain complete ownership of the Subsidiaries and to raise capital to finance the Subsidiaries, as needed. The Company believes this new structure will provide the Company and the Subsidiaries with greater flexibility to generate loans.

RECENT SECURITIES OFFERINGS BY THE COMPANY

     In June 1996, the Company sold 548,887 shares of common stock in a one-for-five non-transferable rights offering to existing stockholders at a price of $13.04 per share, which represented 95% of the average of the last reported sale price of the Company's common stock on the Nasdaq National Market on the expiration date of the rights offering (June 4, 1996) and each of the four preceding business days. The Company paid a 2.5% solicitation fee to certain broker-dealers for each share issued as a result of their soliciting efforts.

     In July 1996, the Company sold the 174,358 shares that had been registered but not subscribed for in the rights offering at a price of $12.71 per share. This subsequent sale involved an underwriter, which received a 2.56% commission on the sale.

BUSINESS OF THE COMPANY AND THE SUBSIDIARIES

     The business of the Company and, following the Reorganization, that of the Subsidiaries, is to make loans to small businesses. It does this primarily through participation in two SBA programs: the Section 7(a) Loan Program and the
Section 504 Loan Program. The Company also generates companion loans to accompany the Section 7(a) loans and may also generate loans unrelated to any SBA programs. All further references to investments by the Company include those made by its Subsidiaries, unless otherwise indicated.

The Section 7(a) Loan Program

     The Company currently is, and upon the Reorganization through Allied SBLC expects to remain, an SBA-licensed SBLC and a participant in the Section 7(a) Loan Program. Pursuant to Section 7(a) of the Small Business Act of 1958, as amended, the SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees.

     In December 1994, in a move unexpected by the Company, the SBA altered its regulations concerning the Section 7(a) Loan Program and announced that it would place a loan size cap of $500,000 on the loans that it would guarantee under the
Section 7(a) Loan Program. In October 1995, the SBA altered the regulations again and restored the maximum guarantee of $750,000 for any one borrower, thus effectively raising the maximum loan size with a 75% guarantee to $1 million. The SBA's 1994 reduction in the maximum loan size under the Section 7(a) Loan Program had no significant impact on the Company's results of operations for 1995 because the Company had a substantial backlog of loans already approved under prior rules; however, the frequency of regulatory changes in 1994 and 1995 prompted the Company to reevaluate its lending programs, expand its operations with additional small business loan programs and reorganize its corporate structure. The Company continues to explore other financial products and is pursuing entry into other loan programs to diversify its consolidated portfolio.

     The SBA designates certain participants in the Section 7(a) Loan Program as "Preferred Lenders" in designated markets, which allows the Company to make
Section 7(a) loans without SBA credit approval, thus simplifying and expediting the process of loan approval and disbursements. As of September 30, 1996, the Company was a Preferred Lender in 47 regional markets. The Company anticipates that this Preferred Lender status will be transferred to Allied SBLC at the time of the Reorganization.

     The SBA also designates certain participants in the Section 7(a) Loan Program as "Certified Lenders." Applications for loan guarantees submitted by Certified Lenders receive expedited processing by the SBA. The SBA has designated the Company as a Certified Lender in all markets in which it is a Preferred Lender, and the Company expects this status to be transferred to Allied SBLC at the time of the Reorganization.

     As permitted by SBA regulations, the Company systematically sells to investors, without recourse, the guaranteed portion of its loans. Such loan sales generally take place approximately three months after the closing of the loan and, under current market conditions, are made at a price of approximately 110% of the principal amount of the portion of the loan sold. In October 1995, the SBA amended its regulations and raised the annual fee payable to the SBA on the guaranteed portion of loans approved by the SBA after October 12, 1995 from 0.4% to 0.5% per annum, regardless of whether such loans are sold in the secondary market. The SBA is also entitled to a fee of 50% of any cash premium in excess of 10% of face amount received on loan sales. The Company continues to service sold loans for a servicing fee of approximately 0.4% per annum of the outstanding principal amount of such loans. To the extent that the Company receives any higher servicing fee, the value of such additional servicing fee is recorded as an excess servicing asset. At September 30, 1996, the Company was servicing approximately $144 million aggregate principal amount of loans, of which approximately 67% had been sold to investors. It is anticipated that, following the Reorganization, Allied SBLC will continue the Company's practice of selling the guaranteed portions of its loans.

     The Company requires capital to make loans, to carry those loans for approximately three months until sale occurs, and to carry the unguaranteed, unsold portion of the principal amount of the loans to maturity. For the purpose of carrying the guaranteed portions of such loans pending their sale, the Company has a $20 million line of credit with a commercial bank that expires January 31, 1997. See "The Company--Risk Factors--Risks of Leverage--Bank Loans," page 18. In anticipation of the Reorganization, Allied SBLC is currently negotiating its own line of credit with a commercial bank, which will be used for the same purposes as the Company's line of credit.

     Section 7(a) loans may be made to qualifying small businesses for the purposes of acquiring real estate, purchasing machinery or equipment or, providing working capital. Such loans made to acquire real estate may have maturities of up to 25 years; loans made for the purpose of purchasing machinery and equipment may have maturities of up to 15 years; and loans providing working capital may have maturities of up to seven years. These loans are secured by a mortgage or other lien on the assets of the borrower and, frequently, of its principals. The Company generally does not make unsecured working capital loans. In all cases, the principals of the small businesses must personally guarantee the payment of interest on and principal of the loans.

     The Company may, from time to time, concentrate its loans in particular industries, but generally the Company does not intend to concentrate its loans in any industry. At September 30, 1996, the Company had in its portfolio or was servicing loans to, among other industries, hotels and motels, restaurants, manufacturers, retail shops, food stores, professional services, laundries and cleaners, home furnishings concerns, gasoline stations, business services firms, recreational services providers, automobile exhaust repair shops, personal services providers and automotive repair concerns.

     At September 30, 1996, $17.1 million, or 29% of the Company's outstanding loans, were invested in the hotel and motel industry ("Hospitality Loans"). The concentration at that date reflects the timing of loan sales; at September 30, 1996, Hospitality Loans included $8.1 million of loans held for sale which were anticipated to be sold in the fourth quarter of 1996. Hospitality Loans not held for sale at September 30, 1996 represented 15% of the Company's outstanding loans. See also "The
Company -- Risk Factors -- Concentrations of Credit Risk," page 17.

     The interest rate on loans recently made by the Company generally is at a variable rate that is generally 2.75% per annum above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly.

     All loans are payable in equal monthly installments of principal and interest from the dates on which the loans are made (or the first day of the month following any month in which there occurs an interest rate adjustment) to their respective maturities.

The Section 504 Loan Program and Companion Loans

     During 1995, as part of the Company's efforts to diversify its lending activities, the Company began participating, through the Partnership, in the
Section 504 Loan Program. Following the Reorganization, such loans will generally be made by Allied Credit. Under the Section 504 Loan Program, qualified small businesses can purchase or build real estate with favorable long-term debt. Loans made under this program are generally structured such that the borrower provides at least 10% of the project cost in equity, the Company provides 50% of the project cost in an unguaranteed 20-year adjustable rate first mortgage loan, and a local certified development company ("CDC") provides a 20-year fixed rate second mortgage loan for the remaining 40% of the project cost. Both types of loans are fully amortizing, and the total project cost can be as large as $2.5 million.

     During 1995, through the Partnership, the Company also began providing companion loans in conjunction with traditional Section 7(a) loans. For this type of financing, the Company provides an unguaranteed first mortgage loan generally for up to 55% of the real estate value and a second mortgage loan through the Section 7(a) Loan Program with a 75% SBA guarantee. The total of the two loans is generally 80% or less of the appraised value of the real estate. The Company now also partners with local banks by providing second mortgage loans that are partially guaranteed by the SBA in conjunction with the banks' conventional first mortgage loans to qualifying small businesses.

     The Partnership finances Section 504 loans and companion loans with a line of credit that it has with a commercial bank. Under this line of credit, which expires on January 31, 1997, the Partnership may borrow up to $15 million. See "The Company--Risk Factors--Risks of Leverage--Bank Loans," page 18. In anticipation of the Reorganization, Allied Credit is negotiating its own line of credit with a commercial bank, which will be used for the same purposes as the Partnership's line of credit.

Loan Generation

     The Company has made arrangements with certain financial consulting organizations, or "regional associates," to refer to the Company potential lending opportunities to small businesses in certain designated territories. Any prospective loan referred to the Company or the Subsidiaries by any regional associate is reviewed by the Company's portfolio manager and its credit committee and is approved or ratified by the Board of Directors of the Company or the Subsidiaries and, in the case of Section 7(a) loans, by the SBA if required. If and when a loan referred by a regional associate is funded, such regional associate is compensated by an origination fee calculated using a formula agreed upon by the Company and the regional associate. The origination fees currently paid by the Company to its regional associates range from 0.5% to 4.0% of the principal amount of each loan made by the Company that was referred by the respective regional associate. The regional associates from time to time may assist the Company in monitoring any loans referred by them or otherwise made in their territories. For those services, the regional associates are compensated with a fixed fee per site visit.

BDC Regulation

     The Company is, and the Subsidiaries will be following their respective elections made with the Commission, regulated as BDCs under the 1940 Act. As a result, generally they are subject to periodic reporting and other requirements under the 1934 Act, although the Company and the Subsidiaries will file reports solely on a consolidated basis. Regulation as a BDC qualifies a company to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (see "Tax Status" in the Statement of Additional Information), but also imposes certain limitations upon its operations. Set forth below is an outline of certain 1940 Act provisions governing BDCs.

     In general, a BDC may not acquire any investment asset other than certain specified assets ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total investment assets (the "70% test"). Among the principal categories of Qualifying Assets relevant to the business of the Company and the Subsidiaries are the following:

     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer that: (a) is organized under the laws of, and has its principal place of business in, any state or states or any possession or possession of the United States; (b) is neither an investment company (other than an SBA-licensed small business investment company which is wholly owned by the BDC) nor a company excluded from the definition of "investment company" in the 1940 Act; and (c) does not have any class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain margin credit to or for a customer (e.g., publicly traded securities). The Company and the Subsidiaries have received an order from the Commission permitting the Company to treat its investments in the Subsidiaries following the Reorganization as securities purchased from eligible portfolio companies, and therefore are to be treated as Qualifying Assets for purposes of this test.

     (2) Securities of any eligible portfolio company that is controlled by the BDC.

     (3) Securities purchased in transactions not involving any public offering from an issuer described in clauses (a) and (b) of the above definition of "eligible portfolio company," or from certain other persons including any person in transactions incident thereto, if such securities were issued by an issuer that, immediately prior to the purchase of such issuer's securities by the BDC, was in bankruptcy proceedings or was otherwise unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

     (4) Cash, cash items, or U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a BDC must be operated for the purpose of making investments in securities of the same categories as those described in (1) through (3) above and, in order to treat securities as Qualifying Assets for the purpose of the 70% test, generally must make available significant managerial assistance with respect to the issuer of those securities. "Making available significant managerial assistance" means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. Managerial assistance is made available to the portfolio companies by the loan officers who manage the Company's investments. Each portfolio company is assigned for monitoring purposes to a loan officer and is contacted and counseled if it appears to be encountering business or financial difficulties. The Company and the Subsidiaries also provide guidance and counsel on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived. The Companies' officers and directors, who will also serve in similar capacities for the Subsidiaries, are highly experienced in providing this type of managerial assistance to small businesses.

     Regarding the degree of leverage in its capital structure, a BDC may not issue any class of senior security representing an indebtedness or sell any senior security representing an indebtedness of which it is the issuer unless, immediately after such issuance or sale, it will have an asset coverage of at least 200%. "Asset coverage" of a class of senior securities representing indebtedness of an issuer means the ratio which the value of the total assets of such issuer, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senor securities representing indebtedness of such issuer. This limitation is not applicable to a class of senior securities not representing an indebtedness, which, pursuant to the order granting exemptive relief from the Commission, specifically includes debt securities issued by Allied SBLC.

     Neither the Company nor either of the Subsidiaries may change the nature of its business so as to cease to be, or withdraw election as, a BDC unless authorized by "the vote of a majority of its outstanding voting securities" as defined in the 1940 Act. The Commission Staff takes the position that a BDC must obtain the approval of its stockholders for a change of its business purpose if more than half of its total assets are not invested in the types of securities described in (1) through (3) above.

RISK FACTORS

     The purchase of any Shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. AN INVESTMENT IN THE SHARES WILL NOT BE SUITABLE FOR PERSONS WHO DO NOT INTEND, OR HAVE THE RESOURCES, TO HOLD THEM AS A LONG-TERM INVESTMENT.

     Government appropriations and SBA regulation. The Company's business remains largely dependent upon two government-sponsored, SBA-administered loan programs, the Section 7(a) Loan Program and the Section 504 Loan Program. The
Section 7(a) and Section 504 Loan Programs are regulated by the SBA pursuant to laws passed by Congress. There is no assurance that the government appropriations for these programs or for the operations of the SBA will be continued. In addition, both programs are subject to changes in law or regulation at any time that could have an adverse impact on the Company's operations with regard to the programs. See "The Company--Business of the Company and the Subsidiaries--The Section 7(a) Loan Program," page 12.

     Risks of default. Loans to small businesses involve a high risk of default. Such loans are not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses typically depend for their success on the management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses' ability to meet their obligations. The portions of Section 7(a) loans retained and to be retained by the Company do not benefit directly from any SBA guarantees; in an event of default, however, the Company and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections. The Section 504 loans and the companion loans are not guaranteed in any part by the SBA and as a result carry a higher risk of loss from an event of default than do the Section 7(a) loans.

     Premium refund. Under its regulations, the SBA has the right to repurchase the guaranteed portions of loans at any time, though the Company is not aware of any instance in which the SBA has exercised that right. Conversely, the Company has the right to require the SBA to repurchase any loan which is 60 days past due. If such delinquency occurs within the first three months after the Company has sold the guaranteed portion of a loan and the late payments are not made up within 275 days after the loan sale, the Company must, when the loan is repurchased by the SBA from the secondary market, refund any premium that it had received on its sale of the loan to the secondary market. Moreover, under its guaranty the SBA will pay only the principal amount of the guaranteed portion of the loan and interest thereon for up to 120 days.

     Illiquidity of loans. SBLCs are currently required by SBA regulations to retain an economic interest in the unguaranteed portions of the Section 7(a) loans made by them until maturity. The Company may attempt at some time in the future to obtain the SBA's consent to the sale of the unguaranteed portion of such loans, but there is no assurance that such consent, if sought, will be forthcoming or that a market for such loans could be developed even if such consent were obtained.

     Interest rate fluctuations. Since all loans made by the Company are currently being made at variable rates of interest, the return on the Company's investment in them could decline if market interest rates were to decline from their current levels. New loans are being made on the basis of market rates which, being variable, may become unduly burdensome or otherwise come to appear unattractive to some borrowers as market interest rates increase. Moreover, rising interest rates may tend to reduce the premium that the Company receives on sales of the guaranteed portions of loans. Thus, any substantial increase in market interest rates could result in greater rates of prepayments of or defaults on outstanding loans and might tend to inhibit the expansion of the Company's business or otherwise reduce its profitability.

     Competition. There are several other SBLCs (non-bank lenders) as well as a large number of banks, financial institutions and other lending organizations, some of which have far greater resources than the Company, that participate in the Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. From time to time, these competitors will offer loans at a lower rate of interest than the 2.75%-above-prime maximum rate permitted by the SBA, which is the rate at which the Company generally offers loans. However, such lower-cost loans are generally offered with shorter maturities than those which the Company is prepared to offer for its loans. Moreover, unlike SBLCs such as the Company, banks are frequently under different regulatory constraints on the types of loans that they are able to offer. Also, many participants in the Section 7(a) Loan Program do not have the same degree of expertise as does the Company in tailoring loans to meet the SBA's approval requirements and, accordingly, the Company is frequently in a position to obtain guaranteed funding for the borrower more rapidly than many other participants.

     The Company has not to date perceived competition to be a significant negative factor in the volume of loans that it is able to make or the rate of interest that it is able to charge for such loans. There is no assurance, however, that increased competition may not become a negative factor in the future.

     In addition, pursuant to the 1940 Act, the Company and the Subsidiaries are limited as to the amount of indebtedness they may have. The Company and Allied Credit must maintain an asset coverage of at least 200% for each class of senior security representing indebtedness. Accordingly, the Company may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage.

     Market price disparities. Shares of closed-end investment companies frequently trade at a discount from net asset value, but shares of some closed-end investment companies, including the Company as well as Allied I and Allied Capital Corporation II which are also managed by Advisers, have historically traded at a premium to net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a company's net asset value per share will decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

     Loss of Subchapter M tax treatment. The Company may cease to qualify for Subchapter M tax treatment if it is unable to comply with the diversification requirements contained in Subchapter M of the Code. The Company may also cease to qualify as a regulated investment company and therefore to qualify for Subchapter M treatment, or it might be subject to a 4% excise tax if it fails to make certain distributions. Under the 1940 Act, the Company will not be permitted to make distributions to stockholders unless it meets certain asset coverage requirements with respect to money borrowed and senior securities issued. See "Tax Status" in the Statement of Additional Information. Non-availability of Subchapter M tax treatment would have a materially adverse effect on the total return, if any, obtainable from an investment in the Company's shares.

     Concentrations of credit risk. At September 30, 1996, the Company had a significant portion of its assets invested in the hotel and motel industry (approximately 29% of the Company's total investments). While this concentration is expected to decrease during the fourth quarter of 1996, the Company may continue to make new loans in this industry. See "The Company -- Business of the Company and the Subsidiaries," page 12. In the event of a downturn in the hotel and motel industry, the ability of such borrowers to satisfy their debt service obligations to the Company could be adversely affected. In addition, existing competing establishments, new hotel or motel construction which could saturate the market in a geographic area, or declining trends in travel could adversely affect the ability of these borrowers to service their debts to the Company.

     Risks of leverage. The Company and the Subsidiaries intend to continue to borrow funds from and issue senior debt securities to banks or other lenders up to the limit permitted by the 1940 Act. Such borrowings, unless fully offset by redemptions or repurchases of the Company's outstanding senior securities, will cause the Company to be fully leveraged with respect to its common stock. When such borrowings occur, the providers of these funds will have fixed dollar claims on the Company's consolidated assets superior to the claims of the holders of the Company's common stock. Any increase in the value of the Company's consolidated investments would cause its consolidated net asset value attributable to common shares to increase more sharply than it otherwise would, had the borrowings or preferred stock financings not occurred. Decreases in the value of the consolidated investments below their value at the time of acquisition, however, would cause the Company's consolidated net asset value attributable to common shares to decline more sharply than it otherwise would if the senior funds had not been borrowed. Similarly, any increase in the Company's consolidated income in excess of consolidated interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in its consolidated income would cause net income to decline more sharply than it would had the funds not been borrowed for investment. Moreover, the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed funds, and a decline in net asset value may result if the investment performance of the additional securities purchased fail to cover the Company's costs of borrowing to purchase these additional securities. Such a decline in net asset value could negatively affect the Company's ability to make common stock dividend payments. Also, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     Leverage is thus generally considered a speculative investment technique. The ability of the Company to achieve its investment objective may depend in part on its continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms, and there can be no assurance that such leverage can in fact be maintained.

     The Company had outstanding the following sources of financing as of September 30, 1996:

                                                          ANNUAL RATE OF
                                                         INTEREST PAYMENTS                  ANNUAL PORTFOLIO
                                AMOUNT       -----------------------------------------      RETURN TO COVER
           CLASS              OUTSTANDING       INITIAL       AS OF SEPTEMBER 30, 1996    INTEREST PAYMENTS(1)
---------------------------   -----------    -------------    ------------------------    --------------------
Secured lines of credit....   $23,325,000    7.875%-8.122%          7.638%-8.138%                 2.93%

---------------

(1) The "Annual Portfolio Return to Cover Interest Payments" is calculated as estimated 1996 annual interest payments per class of senior security, divided by total investments at September 30, 1996.

     Bank loans. At September 30, 1996, the Company had a secured revolving line of credit agreement with a commercial bank which permits the Company to borrow up to $20 million with interest payable monthly at one-month London Inter-Bank Offered Rate ("LIBOR") plus 2.2% per annum. The agreement requires payment of a quarterly facility fee of 0.375% per annum on the unused portion of the line, and expires January 31, 1997. Principal payments are not required until the loan's maturity. The financial covenants of this line of credit agreement require the Company to have net worth at least equal to total liabilities. The Company may not permit total intangible assets (i.e., excess servicing asset) to exceed $5 million. Also, the Company must maintain a minimum interest coverage ratio (as defined in the credit agreement) of at least 1.5 to 1.

     At September 30, 1996, the Partnership had a secured revolving line of credit with a commercial bank to borrow up to $15 million at one-month LIBOR plus 2.7% per annum. The agreement requires payment of a quarterly facility fee of 0.375% per annum on the unused portion of the line and expires January 31, 1997. This line of credit is used to finance the Partnership's loans closed under the Section 504 loan program and companion loans made in conjunction with
Section 7(a) guaranteed loans. The financial covenants of this line of credit agreement require the Company to have net worth at least equal to total liabilities. The Company may not permit total intangible assets (i.e., excess servicing asset) to exceed $5 million. The Company must maintain a minimum interest coverage ratio (as defined in the agreement) of at least 1.5 to 1.

     The Company is currently renegotiating its lines of credit in anticipation of the Reorganization. It is anticipated that each of the Subsidiaries will have a secured revolving line of credit with a commercial bank.

     Allied SBLC is expected to have a $25 million credit facility at an interest rate of one-month LIBOR plus 1.6% for borrowings against the guaranteed portion of the Section 7(a) guaranteed loans and a rate of one-month LIBOR plus 2.2% per annum for borrowings against the unguaranteed portions of the Section 7(a) guaranteed loans. In addition, it is anticipated that Allied SBLC will be subject to an annual facility fee equal to approximately 0.2% per annum of $25 million.

     Allied Credit is expected to have a $15 million credit facility. Borrowings under this line of credit are anticipated to be subject to a rate of one-month LIBOR plus 1.6% per annum. In addition, Allied Credit is expected to be subject to an annual facility fee equal to 0.2% per annum of $15 million.

     While these new credit facilities are anticipated to be obtained at the terms and amounts discussed above, there is no guarantee that such terms or amounts may be achieved.

     Illustration. The following table is provided to assist the investor in understanding the effects of leverage. The figures appearing in the table are hypothetical, and the actual return may be greater or less than those appearing in the table.

Assumed return on portfolio
  (net of expenses).........       -12%        -10%         -5%         0%       5%       10%       12%
Corresponding return to
  common stockholders.......    -24.11%     -20.91%     -12.93%     -4.94%    3.04%    11.02%    14.22%

                                   MANAGEMENT

BOARD OF DIRECTORS

     The business of the Company is managed under the supervision of its Board of Directors. For details concerning the persons who make up the Board of Directors (the "Board") at the date of this Prospectus, see the Statement of Additional Information under the caption "Management." Four of the members of the Board are, or may be deemed to be, "interested persons" of the Company, as that term is defined in the 1940 Act -- two are officers of the Company as well as of Advisers, one is formerly an executive officer of the Company and Advisers, and one is an officer of a registered broker-dealer. Five of the other Board members are not "interested persons" of the Company within the meaning of the 1940 Act, and are hereinafter referred to as "non-interested directors."

     The responsibilities of the Board of Directors include, among other things, the approval or ratification of loans made by the Company, the quarterly valuation of the Company's assets, and the approval of the terms of the Company's borrowing or other leverage arrangements.

     The Board, including the non-interested directors, must also, at least annually, approve the investment advisory agreement with the Company's investment adviser and, annually and subject to stockholder ratification, appoint the Company's independent accountant.

     The audit and compensation committees of the Board of Directors, comprised exclusively of non-interested directors, respectively review with the Company's independent accountant the scope of the annual audit and the contents of the audited financial statements, and determine option awards to the officers under the Company's incentive stock option plan. Under that plan, options up to a total of 504,860 shares may be granted. Of the authorized options, the stock option plan committee has to date awarded a number of options, of which a total of 504,860 options were outstanding, a total of 226,644 options were exercisable, and no additional options were available for grant at September 30, 1996. For details of the stock option plan, see the Statement of Additional Information under the caption "Management--Stock Options."

     The members of the Board of Directors are each compensated by fees at the rate of $1,000 per meeting of the Company's Board or the Subsidiaries or each separate (i.e., not held on the same day as a full Board meeting) meeting of a committee of the Board which the member attends, unless such separate meeting occurs on the same day as a Board meeting, in which case directors receive $500 for attendance at such committee meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Subsidiaries. The Company's stock option plan permits a one-time grant of options to each member of the Board who is not an employee of Advisers to purchase 10,000 shares of the Company's common stock. On December 26, 1995, such options were granted at an exercise price of $15.00 per share to all non-interested directors. On May 13, 1996, one newly elected director received a similar grant of 10,000 options also at an exercise price of $15.00 per share. The exercise price of all of these grants was the minimum provided under the Company's stock option plan.

INVESTMENT ADVISER

     Advisers is the investment adviser of the Company pursuant to an investment advisory agreement. Under that agreement, Advisers manages the loans made by the Company and each of the Subsidiaries, subject to the supervision and control of the Company's Board of Directors or the respective Subsidiary, and evaluates, structures, closes and monitors those loans made by the Company and the Subsidiaries. Neither the Company nor any of its Subsidiaries will make any loan or other investment that has not been recommended by Advisers. Except as to those investment decisions that require specific approval by the Company's Board of Directors so long as the investment advisory agreement remains in effect, Advisers has the authority to effect loans and sales of portions of loans for the Company's account or for the Subsidiaries' accounts. Advisers also serves as the investment adviser of Allied I, Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), Business Mortgage Investors, Inc. ("BMI"), Allied Venture Partnership and Allied Technology Partnership. Some of the directors and officers of Advisers are also directors and officers of the Company.

     Katherine C. Marien is the Company's portfolio manager, a position she has held since 1992. She was a Financial Consultant with Wilks & Schwartz Broadcasting from 1991 to 1992 and a Financial Consultant to USA Mobil Communications, Inc. from 1991 to 1992.

     In May 1995, the Company's stockholders approved a new investment advisory agreement with Advisers (the "current agreement"). The current agreement will remain in effect from year to year as long as its continuance is approved at least annually by the Board of Directors, including a majority of the non-interested directors, or by a vote of a majority of the outstanding voting securities of the Company within the meaning of the 1940 Act. The current agreement may, however, be terminated at any time on sixty (60) days' notice, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and will terminate automatically in the event of its assignment.

     The current advisory agreement provides that the Company will pay all of its own operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment, and other personnel necessary for day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs (including legal and accounting) incident to the acquisition and disposition of investments, regular legal and auditing fees and expenses, the fees and expenses of the Company's directors, the costs of printing and distributing proxy statements and other communications to stockholders, the costs of promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company, rather than Advisers, is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses with respect to its operations and investments, as well as expenses of required and optional insurance and bonding. Advisers is, however, entitled to retain for its own account any fees paid by or for the account of any company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to the Company's investment transaction or follow-on managerial assistance. Advisers will report to the Company's Board of Directors not less often than quarterly all fees received by Advisers from any source whatever and whether, in its opinion, any such fee is one that Advisers is entitled to retain under the provisions of the current agreement. In the event that any member of the Board of Directors should disagree, the matter will be conclusively resolved by a majority of the Board of Directors, including a majority of the non-interested Directors.

     As compensation for its services to and the expenses paid for the account of the Company, Advisers is entitled to be paid quarterly, in arrears, a fee equal to 0.625% per quarter of the quarter-end value of the Company's total consolidated assets (other than Interim Investments and cash and cash equivalents) and 0.125% per quarter of the quarter-end value of the Company's Interim Investments and cash and cash equivalents. Such fees on an annual basis equal approximately 2.5% of the Company's total assets (other than Interim Investments and cash and cash equivalents) and 0.5% of the Company's Interim Investments and cash and cash equivalents. For the purposes of calculating the fee, the values of the Company's consolidated assets are determined as of the end of each calendar quarter. The quarterly fee is paid as soon as practicable after the values have been determined.

                        AUTHORIZED CLASSES OF SECURITIES

     Pursuant to the respective Articles of Incorporation or other organizational documents, the following are the authorized classes of securities of the Company, the Subsidiaries, and the Partnership as of September 30, 1996:

                                                                                               (4)
                                                                          (3)           AMOUNT OUTSTANDING
                                                        (2)         AMOUNT HELD BY         EXCLUSIVE OF
                       (1)                             AMOUNT      REGISTRANT OR FOR      AMOUNTS SHOWN
                  TITLE OF CLASS                     AUTHORIZED       ITS ACCOUNT            UNDER(3)
--------------------------------------------------   ----------    -----------------    ------------------
THE COMPANY:
  Common Stock....................................   20,000,000             0                5,122,060
THE PARTNERSHIP (ACLC LIMITED PARTNERSHIP)(a):
  Limited Partnership Interests...................          N/A           98%                       1%
ALLIED CAPITAL SBLC CORPORATION:
  Common Stock....................................   20,000,000             0                        0
ALLIED CAPITAL CREDIT CORPORATION:
  Common Stock....................................   20,000,000             0                        0

---------------

(a) The Company is also the general partner of the Partnership.

                          DESCRIPTION OF COMMON STOCK

GENERAL

     The authorized capital stock of the Company is twenty million (20,000,000) shares with a par value of $0.0001. All of such shares were initially classified as common stock, of which 5,122,060 shares were outstanding as of September 30, 1996. All shares of common stock have equal rights as to earnings, assets, dividends, and voting privileges and, when issued, will be fully paid and nonassessable. The shares of common stock have no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of common stock is entitled to its proportion of the Company's assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. Allied I owned approximately 24% of the Company's outstanding shares of common stock at November 30, 1996. On matters requiring a vote of the Company's stockholders, Allied I has agreed to vote its shares only in the same proportion as the shares voted by the Company's public stockholders. The Company holds annual stockholders' meetings.

     The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights of such shares of capital stock.

DIVIDENDS AND DISTRIBUTIONS

     The Company intends to distribute substantially all of its net investment income to stockholders quarterly, generally on the last day of March, June, September and December of each year. In 1996, quarterly dividends were declared in February, May, August and November and paid on March 29, June 28, September 30 and will be paid on December 31 at a rate of $0.30 per share for all such dividends except the dividend which is to be paid in December, which is at a rate of $0.32 per share. The Board of Directors also declared an extra distribution in December 1996 of $0.08 per share, which will be paid on January 31, 1997 to stockholders of record on December 27, 1996, for a total distribution for 1996 equal to $1.30 per share. For 1995, quarterly dividends were declared in February, May, August and November and paid on March 29, June 28, September 29, and December 29, 1995 at a rate of $0.27, $0.2825, $0.29 and $0.30 per share, respectively. The Board of Directors also declared an extra distribution in December 1995 of $0.0775 per share, which was paid to stockholders on January 31, 1996, for a total distribution for 1995 equal to $1.22 per share.

     Distributions made by the Company are taxable to stockholders as ordinary income or capital gains; however stockholders not subject to tax on income will generally not be required to pay tax on amounts distributed to them by the Company. Stockholders will receive notification from the Company at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company may be subject to the alternative minimum tax under the provisions of the Code.

     If the Company's investments do not generate sufficient income to make distributions or dividend payments as determined by the Board of Directors, then the Company may decide to liquidate a portion of its portfolio to fund the distribution. Such payments may include a tax basis return of capital to the stockholder, which, in turn, would reduce the stockholder's cost basis in the investment and have other tax consequences. Stockholders should consult their tax advisers for further guidance.

DIVIDEND REINVESTMENT PLAN

     The Company has adopted an "opt-out" dividend reinvestment plan pursuant to which the Company's transfer agent, acting as reinvestment plan agent, will automatically reinvest all distributions in additional whole and fractional shares for the accounts of all stockholders of record. Stockholders may change enrollment status in the reinvestment plan at any time by contacting either the plan agent or the Company. A stockholder's ability to participate in the reinvestment plan may be limited according to how the stockholder's shares are registered. Beneficial owners holding shares in street name may be precluded from participation by the nominee holding such shares. Stockholders who would like to participate in the reinvestment plan usually must have the shares registered in their own name.

     Under the reinvestment plan, the Company may issue new shares unless the market price of the outstanding shares is less than 110% of their contemporaneous net asset value. Alternatively, the transfer agent may, as agent for the participants, buy shares in the market. Newly issued shares for reinvestment plan purposes will be valued at the average of the reported closing prices of the outstanding shares on the last five trading days prior to and including the payment date of the distribution, but not less than 95% of the opening price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other charges payable by stockholders in connection with the reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

                      REPORTS AND INDEPENDENT ACCOUNTANTS

     For the year ended December 31, 1995, the independent accountant engaged to audit the Company's consolidated financial statements was the firm of Matthews, Carter and Boyce, P.C., which has been the

Company's independent accountant since the Company's inception. The selection of the independent accountant by the Company's non-interested directors is subject to annual ratification by stockholders at the Company's annual meeting. Matthews, Carter and Boyce, P.C. has been selected as the independent accountant for the year ending December 31, 1996. This selection was ratified by a majority of the Company's stockholders at the Company's 1996 annual meeting. The consolidated financial statements of the Company included in this Prospectus are included in reliance on the authority of Matthews, Carter and Boyce, P.C. as experts in auditing and accounting.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's investments are, and those of the Subsidiaries are expected to be, held under a custodian agreement by Riggs Bank N.A. at 808 17th Street, N.W., Washington, D.C. 20006, which also provides record keeping services. American Stock Transfer & Trust Company, 40 Wall Street, 46th floor, New York, New York 10005, acts as the Company's transfer, dividend paying, and reinvestment plan agent and registrar.

                               LEGAL PROCEEDINGS

     The Company is not a defendant in any material pending legal proceeding, and no such material proceedings are known to be contemplated. Advisers has informed the Company that Advisers is not a party to any legal proceedings that are likely to have a material adverse effect on the ability of Advisers to perform its investment advisory agreement with the Company.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                                        PAGE
                                                                                        ----
CHANGE OF NAME.......................................................................    B-2
MANAGEMENT...........................................................................    B-2
  Directors and Certain Officers.....................................................    B-2
  Compensation.......................................................................    B-4
  Stock Options......................................................................    B-6
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................    B-9
INVESTMENT ADVISORY AND OTHER SERVICES...............................................    B-9
  Investment Advisory Services.......................................................    B-9
  Custodian Services.................................................................   B-10
  Accounting Services................................................................   B-10
TAX STATUS...........................................................................   B-10

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

     Currently, the Company is licensed by the SBA as a small business lending company ("SBLC") and is a participant in the SBA Section 7(a) Loan Program. The Company also participates in the SBA Section 504 Loan Program, currently through the ACLC Limited Partnership (the "Partnership"), and may also make other small business loans. Allied Capital Advisers, Inc. ("Advisers") serves as the investment adviser of the Company under an investment advisory agreement.

     The Company has formed two new entities, Allied Capital SBLC Corporation ("Allied SBLC") and Allied Capital Credit Corporation ("Allied Credit"), during 1996 in anticipation of reorganizing the Company. Both Allied SBLC and Allied Credit (the "Subsidiaries") are Maryland corporations and intend to be closed-end management investment companies regulated as business development companies ("BDCs") under the 1940 Act. Pursuant to a plan of reorganization (the "Reorganization"), which was approved by the

SBA on June 7, 1996 and for which the Securities and Exchange Commission granted exemptive relief on September 10, 1996, the Company will become the parent of the Subsidiaries. On or about January 1, 1997, it is anticipated that the Company will transfer its SBLC license and all Section 7(a) loans and related assets and liabilities to Allied SBLC in return for 100% of Allied SBLC's common stock. The Company will contribute its general partnership interest and its 98% limited partnership interest in the Partnership to Allied Credit in return for 100% of Allied Credit's common stock. Simultaneous with this transaction, Allied Credit will purchase the 1% limited partnership interest not owned by the Company and the Partnership will be dissolved. Upon the dissolution, all of the Partnership's loans and related assets and liabilities will transfer into Allied Credit. Following the Reorganization, Allied SBLC will hold the SBLC license and will participate in the Section 7(a) Loan Program. Allied Credit will generate companion loans to the Section 7(a) loans, participate in the SBA Section 504 Loan Program, and make other loans. The Company itself may also participate in the Section 504 Loan Program and may generate Section 7(a) companion loans as well as other loans not related to these SBA programs. In order to finance such loans, the Company may seek to obtain funds through additional equity offerings or debt financings. The Company intends to maintain complete ownership of the Subsidiaries and to raise capital to finance the Subsidiaries, as needed. The Company believes this new structure will provide the Company and the Subsidiaries with greater flexibility to generate loans.

     The Company originated $34.6 million in new loans during the first nine months of 1996. Net of loan sales, repayments and changes in portfolio valuation, the Company's total loans to small businesses increased by $11.8 million to $58.9 million at September 30, 1996 as compared to $47.1 million at December 31, 1995. At September 30, 1996, loans to small businesses totaled 88% of the Company's total assets, compared to 85% at December 31, 1995.

     As of September 30, 1996 and December 31, 1995, the Company was paying an interest rate of 7.64% and 7.95% per annum, respectively, for its $20 million secured line of credit. The Company had total borrowings under this facility equal to $19.6 million at September 30, 1996. In April 1996, this line of credit was amended to increase the borrowing limit to $20 million from $19 million. The secured line of credit expires January 31, 1997. This line of credit is used to finance loans made under the Section 7(a) Loan Program. Subsequent to September 30, 1996, the Company was in the process of renegotiating and modifying this line of credit agreement. Following the Reorganization, it is anticipated that this line will be used by Allied SBLC. It is anticipated that the new facility will have a $25 million borrowing capacity. Allied SBLC's borrowings under this line of credit are expected to be subject to a rate of one-month LIBOR plus 1.6% for borrowings against the guaranteed portions of the Section 7(a) loans and a rate of one-month LIBOR plus 2.2% per annum for borrowings against the unguaranteed portions of the Section 7(a) loans. In addition, it is expected that Allied SBLC will be subject to an annual facility fee equal to 0.2% of $25 million.

     In April 1996, the Company canceled its unsecured line of credit that had a borrowing limit of $2 million and charged interest at The Wall Street Journal prime rate plus 0.25% per annum. As of December 31, 1995, the Company was paying an interest rate of 8.75% per annum and had total borrowings under the facility equal to $1.1 million.

     The Partnership had a credit agreement with an investment bank whereby the Partnership could borrow up to $20 million in order to finance its loans closed under the SBA 504 program and companion loans closed in conjunction with Section 7(a) guaranteed loans. This credit agreement charged interest at one-month LIBOR plus 2% per annum and expired September 27, 1996. The Company had total borrowings under this agreement equal to $4.5 million at December 31, 1995, at interest rates ranging from 7.75% to 7.93% per annum. There were no borrowings under this agreement at September 30, 1996. The Company did not renew this credit agreement.

     In addition, the Partnership entered into a secured line of credit with a bank in April 1996 to borrow up to $15 million at one-month LIBOR plus 2.7% per annum. At September 30, 1996, the Partnership was paying interest of 8.138% per annum on the $3.7 million borrowed under this agreement. This line of credit expires January 31, 1997. This line of credit is also being used to finance the Partnership's loans closed under the Section 504 program and companion loans closed in conjunction with Section 7(a) guaranteed loans. The

Company is renegotiating this line of credit agreement. It is anticipated that this line will be used by Allied Credit following the Reorganization. It is expected that the facility will have a $15 million borrowing capacity, and borrowings under this line of credit are expected to be subject to a rate of one-month LIBOR plus 1.6% per annum. In addition, it is expected that the Company will be subject to an annual facility fee equal to approximately 0.2% of $15 million.

     While the new credit facilities discussed above are anticipated to be obtained at the terms and amounts discussed, there is no guarantee that such terms or amounts may be achieved.

     The Company issued to common stockholders of record at the close of business on April 26, 1996, the record date, non-transferable subscription rights that entitled record date stockholders to subscribe for and purchase from the Company up to one authorized but unissued share of the Company's common stock for each five subscription rights held (the "rights offering"). The Company offered a total of 628,909 shares of common stock pursuant to this offer, with the right to increase the number of shares subject to be purchased by 15%, or 94,336 shares, for an aggregate total of 723,245 shares available under the offer. Stockholders who fully exercised their subscription rights were entitled to the additional privilege of subscribing for shares from the offer not acquired by the exercise of subscription rights.

     Stockholders participating in the rights offering subscribed for 195,457 shares through the primary subscription and 353,430 shares through the oversubscription privilege for a total of 548,887 shares. The subscription price per common share was $13.04, which equaled 95% of the average of the last reported sale price of a share of common stock on the Nasdaq National Market on June 4, 1996 (the expiration date of the offer) and each of the four preceding business days. The Company paid a 2.5% commission to eligible broker/dealers on each share sold as a result of their soliciting efforts. The Company received gross proceeds of $7.2 million from the rights offering.

     The Company reserved the right to offer and sell any shares not subscribed for in the rights offering to one or more third parties through a public offering ("public offering"). Therefore, in July 1996 the Company sold the 174,358 shares not sold in the rights offering to a private buyer at a net price of $12.74 per share. This price was determined as the $13.04 per share paid by shareholders in the rights offering on June 4, 1996 less the second quarter dividend of $0.30 per share paid to shareholders of record on June 14, 1996. This price allowed the buyer to purchase the stock in July 1996 at the same price he would have paid if he had been a shareholder participating in the rights offering prior to payment of the second quarter dividend. The underwriter for the transaction received a 2.56% commission, or $0.326 per share. The Company received gross proceeds of $2.2 million from this sale.

     Net proceeds from the rights offering and public offering combined were $8.9 million, after expenses of approximately $445,000, including commissions.

     Management plans to continue to use leverage to finance the growth of the Company, however as a BDC, the Company must maintain 200% asset coverage for senior securities representing indebtedness, which will limit the Company's ability to borrow. The Company will, however, be able to increase its leverage in Allied SBLC beyond the 200% asset coverage limit subject to market availability. It is management's belief that the Company will have access to the capital resources necessary to expand and develop its business. The Company may seek to obtain funds through additional equity offerings, debt financings, or loan sales. The Company anticipates that adequate cash will be available to make new loans, fund its operating and administrative expenses, satisfy debt service obligations and pay dividends over the next year.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended September 30, 1996 and 1995

     For the three months ended September 30, 1996, the net increase in net assets resulting from operations was $1.8 million, or $0.35 per share, a 27% increase from $1.4 million, or $0.32 per share, for the same period for 1995.

     Total investment income decreased $63,000 or 2.7%, over the comparative three months in 1995 to $2.3 million. This decrease is due to premium income decreasing $407,000 or 60% from the comparable period in 1995. Premium income decreased because loans available for sale were not sold as of September 30, 1996. The Company has marked-to-market the loans available for sale as of September 30, 1996 and has included in unrealized appreciation the estimated net premiums from the sale of these loans equal to $444,000. Interest income increased to $2.0 million for the three months ended September 30, 1996 from $1.6 million for the three months ended September 30, 1995, which is a 21% increase. Interest income has increased because the Company has been able to grow its portfolio. As of September 30, 1996 and 1995, the Company's investments to small business concerns equaled $58.9 million and $45.1 million, respectively.

     Total expenses for the third quarter ended 1996 have increased 15% to $858,000 over the comparable quarter in 1995. The Company's investment advisory fee incurred increased to $414,000 from $310,000 for the three months ended September 30, 1996 and 1995, respectively. This increase in advisory fee is the result of having a larger asset base on which the investment advisory fee is based. At September 30, 1996 and 1995, the Company had total assets of $66,961,000 and $51,156,000, respectively. Interest expense increased $110,000 to $416,000 from $306,000 for the three months ended September 30, 1996 and 1995, respectively. Interest expense increased due to increased borrowings in the third quarter of 1996 in order to fund the higher level of SBA guaranteed and related loan originations. In addition, the Company incurred additional interest expense because certain loans closed in previous quarters consisted of non-guaranteed loans, which require more time to sell in the secondary market which requires the Company to carry its borrowings for longer periods. The Company finances the origination of Section 7(a) guaranteed loans and the 7(a) and 504 companion loans with warehouse credit facilities until the loans can be sold. Notes payable increased to $23.3 million at September 30, 1996 as compared to $16.2 million at September 30, 1995.

     All other expenses equaled $28,000 for the three months ended September 30, 1996, as compared to other expenses of $131,000 for the same period of 1995. This decrease is primarily due to timing of services rendered by the Company's vendors related to shareholder services and portfolio expenses.

     At September 30, 1996 the Company held loans with a cost of $11.8 million for sale to third-party purchasers. These loans have been valued at their estimated net sales price upon culmination of the sale. These loans consisted of SBA 7(a) and 504 companion loans. These loans are expected to be sold at net premiums ranging from 3.0% to 6.5%, and are anticipated to be sold during the fourth quarter of 1996.

Comparison of the Nine Months Ended September 30, 1996 and 1995

     Net increase in net assets resulting from operations was $4.3 million, or $0.91 per share, for the nine months ended September 30, 1996, compared to $4.0 million, or $0.91 per share, for the same period in 1995. Although the net increase in net assets resulting from operations equaled $0.91 per share for the nine months ended September 30, 1996 and 1995, the 1996 per share amounts reflect an increase of 6.6% in the weighted average number of shares and share equivalents used to calculate earnings per share.

     Total investment income for the nine months ended September 30, 1996 and 1995, equaled $6.5 million and $5.9 million, respectively. Interest income increased to $5.3 million from $4.3 million or 21% for the nine months ended September 30, 1996 and 1995, respectively. This increase is due to growth in the Company's investments in small business concerns. Premium income for the nine months ended September 30, 1996 equaled $1.2 million, which represents a decrease of $388,000 or 24% over the comparable period in 1995. This decrease in premium income results from the timing of loan sales to the secondary market place as discussed in the quarterly results comparison above.

     Total expenses for the nine months ended September 30, 1996 increased by $1.0 million or 60% to $2.7 million from $1.7 million for the same period in 1995. This increase in total expenses is primarily due to the investment advisory fee and interest expense. The Company's investment advisory fee paid to Advisers is based upon total assets at the end of each quarter and increases as the Company's total assets increase on a quarterly basis. The Company is funding its growth in investments to small business concerns by borrowings from its existing credit lines. As the Company continues to borrow funds to finance its portfolio, interest expense increases. Other operating expenses have increased modestly in 1996 over 1995 and equaled $369,000 and $354,000 for the nine months ended September 30, 1996 and 1995, respectively.

Comparison of 1995 to 1994

     For the year ended December 31, 1995, the net increase in net assets resulting from operations was $5.2 million or $1.20 per share as compared to $4.5 million or $1.04 per share for the year ended December 31, 1994, which represented a 16% increase. The net increase in net assets resulting from operations, which includes ordinary investment income, realized gains and losses, and unrealized appreciation and depreciation in the portfolio, increased primarily due to continued growth in the Company's portfolio of loans to small businesses.

     The Company's investments consist primarily of loans to small, privately held companies. These types of investments, by their nature, carry a high degree of business and financial risk. The Company thus obtains a high level of collateral to secure these loans and seeks to achieve a level of current income from its investments in these businesses commensurate with the risks assumed. Loans in the portfolio generally carry variable interest rates up to the prime rate plus 2.75% per annum. Given these variable rates, the interest income on the portfolio will fluctuate with the changes in the prime interest rate. The Company had a net increase in total investments of $14.4 million in 1995 which should result in improved investment income in future years, with the degree of such improvement dependent upon prime interest rate fluctuations.

     Interest income increased by $2.3 million in 1995 over 1994 to $6 million. This increase was directly related to the net increase in invested assets of $14.4 million during the year. Premium income from the sale of loans in 1995 decreased 11% to $2.1 million as compared to $2.3 million in the prior year. Overall total investment income increased by $2 million in 1995 or 33%.

     Investment advisory fees incurred increased by $329,000 or 41% to $1.1 million in 1995 due to the growth of investments and other assets, upon which the investment advisory fee is based. The Company pays investment advisory fees at an approximate annual rate of 2.5% on invested assets and 0.5% on Interim Investments, cash and cash equivalents.

     In total, all other expenses increased by $1.1 million to $1.5 million for 1995 as compared to $376,000 for 1994. This increase in other expenses is primarily due to the increase in interest expense of $884,000 to $959,000 in 1995 compared to $75,000 in 1994 as a result of the Company leveraging its portfolio. Total borrowings increased from $3.1 million at December 31, 1994 to $18.9 million at December 31, 1995.

     Costs of stockholder services increased by $94,000 to $148,000 in 1995. The Company had a special stockholders meeting in 1995 to expand the Company's investment objective and policies. The Company also incurred higher stockholder costs because Allied Capital Corporation (former Parent), the Company's former Parent, distributed 335,086 shares of the Company's common stock to the former Parent's stockholders in lieu of a cash dividend in January 1995, thus increasing the number of the Company's stockholders. Other operating expenses increased $85,000 to $201,000 in 1995 from $116,000 in 1994 due to increased costs of operations resulting from growth.

     Total dividends from taxable income for 1995 equaled $1.22 per share. Taxable income was greater than the net increase in net investment income before net unrealized appreciation on investments because of certain timing differences in the recognition of income for federal income tax purposes.

     In 1995, the Company expanded its product lines to small businesses as a result of changes made to the SBA guaranteed loan program during December 1994. These changes in the SBA guaranteed loan program reduced the maximum loan size allowable under the program from $1 million to $500,000. As a result of these changes, the Company developed additional products for small businesses by utilizing the SBA 504 certified development company loan program, and by offering companion senior loans with Section 7(a) loans. Because the Company had a substantial backlog of guaranteed loans at December 31, 1994 that had been approved by the SBA prior to the 1994 regulation changes and because of the development of new products, the Company was able to achieve its 1995 loan origination goals.

     In late 1995, the SBA again revised its guaranteed loan program and increased the maximum loan guarantee to $750,000. The Company then began providing loans of up to $1 million with a 75% SBA guarantee.

Comparison of 1994 to 1993

     For the year ended December 31, 1994, the net increase in net assets resulting from operations was $4.5 million as compared to $2.7 million for the year ended December 31, 1993, a 69% increase. The net increase in net assets resulting from operations, which includes ordinary investment income, realized gains and losses, and unrealized appreciation and depreciation in the portfolio, increased primarily due to continued growth in the Company's portfolio of loans to small businesses and increases in the prime interest rate.

     Interest income increased $1.5 million or 64% in 1994 to $3.7 million. This increase was both a function of the net increase in total investments of $11 million during the year and the rise in the prime interest rate during the year. At December 31, 1993, the prime rate was 6% per annum, and as a result the Company's approximate lending rate was 8.75% per annum. At December 31, 1994, the prime rate had risen to 8.5% per annum, causing the Company's approximate lending rate to increase to 11.25% per annum. Premiums on the sale of loans stayed relatively constant during 1994 at $2.3 million even though total loans sold in 1994 were $37 million as compared to $23 million sold in 1993. The rise in interest rates during 1994 had the effect of depressing loan sale premiums in the secondary market during certain periods throughout the year; however, this effect was mitigated by the increase in yield on the portfolio. Overall total investment income increased by $1.6 million in 1994 or 36%.

     The Company completed its first full year of operating as a public company in 1994. In 1993, the Company operated as a subsidiary of the former Parent for almost eleven months of the year preceding the initial public offering in November 1993. As a result, the change in expense levels between 1994 and 1993 are mostly due to the change in operations of a separate public company. Investment advisory fees increased by $239,000 or 42% to $811,000 in 1994. This was due to the fact that for a majority of 1993, the Company's total assets were approximately $22 million, and as a result of new capital generated by the initial public offering, assets during 1994 were approximately $36 million, an overall increase in assets of approximately $14 million or 64%. The Company paid investment advisory fees at an approximate annual rate of 2.5% on invested assets, and 0.5% on cash and cash equivalents.

     In total, other operating expenses and interest expense declined in 1994 by $564,000 primarily due to the fact that for much of 1993 the Company had outstanding loans from the former Parent of approximately $10 million which generated interest expense totaling $707,000. Upon the completion of the initial public offering, these loans were repaid, and the Company's borrowings in 1994 under its new credit facilities were at substantially lower levels, causing 1994 interest expense to be only $75,000.

     Total quarterly dividends and the annual extra dividend from taxable income for 1994 were $1.08 per share. Taxable income was greater than the net investment income before net unrealized depreciation on investments because of certain timing differences in the recognition of income for federal income tax purposes versus financial reporting purposes.

     Statements included in this filing concerning the Company's future prospects are "forward looking statements" under the Federal securities laws. There can be no assurance that future results will be achieved and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially are included but are not limited to those listed in the Company's quarterly reports as filed on Form 10-Q and annual report as filed on Form 10-K. See also "The Company--Risk Factors," page 16.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        PAGE
                                                                                        ----
Consolidated Balance Sheet--September 30, 1996 (unaudited) and December 31, 1995 and
  1994...............................................................................    F-1
Consolidated Statement of Operations--For the Nine Months Ended September 30, 1996
  and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993..........    F-2
Consolidated Statement of Changes in Net Assets--For the Nine Months Ended September
  30, 1996 and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and
  1993...............................................................................    F-3
Consolidated Statement of Cash Flows--For the Nine Months Ended September 30, 1996
  and 1995 (unaudited) and the Years Ended December 31, 1995, 1994 and 1993..........    F-4
Consolidated Statement of Investments in Small Business Concerns--September 30, 1996
  (unaudited) and December 31, 1995 and 1994.........................................    F-5
Notes to Consolidated Financial Statements...........................................    F-6
Report of Independent Accountants....................................................   F-14

                       ALLIED CAPITAL LENDING CORPORATION

                           CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT NUMBER OF SHARES)



                                                                                           DECEMBER 31,
                                                                 SEPTEMBER 30,    ------------------------------
                                                                     1996             1995             1994
                                                                 -------------    -------------    -------------
                                                                  (UNAUDITED)
Assets
Investments at Value:
  Loans receivable (cost: 1996-$46,671; 1995-$46,451;
     1994-$32,935)............................................      $46,409          $   46,223       $   32,771
  Loans held for sale (cost: 1996-$11,802; 1995-$851;
     1994-$0).................................................       12,554                 924               --
                                                                 ----------          ----------       ----------
     Total investments........................................       58,963              47,147           32,771
Cash and cash equivalents.....................................          961               3,020            1,297
Accrued interest receivable...................................          814                 732              451
Excess servicing asset........................................        4,302               3,828            2,700
Other assets..................................................        1,921                 753              400
                                                                 ----------          ----------       ----------
     Total assets.............................................      $66,961          $   55,480       $   37,619
                                                                 ==========          ==========       ==========
Liabilities and Shareholders' Equity
Liabilities:
  Notes payable...............................................      $23,325          $   18,914       $    3,130
  Dividends and distributions payable.........................           --                 340              262
  Accounts payable and accrued expenses.......................        1,285               3,012            1,209
  Investment advisory fee payable.............................          414                 330              230
                                                                 ----------          ----------       ----------
     Total liabilities........................................       25,024              22,596            4,831
                                                                 ----------          ----------       ----------
Commitments and Contingencies
Shareholders' Equity:
  Common stock, $0.0001 par value, 20,000,000 shares
     authorized; 5,122,060, 4,384,921 and 4,370,400 shares
     issued and outstanding at September 30, 1996, December
     31, 1995 and 1994........................................            1                  --               --
  Additional paid-in capital..................................       42,382              33,252           33,069
  Net unrealized appreciation (depreciation) on investments...          490                (155)            (164)
  Distributions in excess of accumulated earnings.............         (936)               (213)            (117)
                                                                 ----------          ----------       ----------
     Total shareholders' equity...............................       41,937              32,884           32,788
                                                                 ----------          ----------       ----------
     Total liabilities and shareholders' equity...............      $66,961          $   55,480       $   37,619
                                                                 ==========          ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           FOR THE
                                                         NINE MONTHS
                                                            ENDED             FOR THE YEARS ENDED
                                                        SEPTEMBER 30,             DECEMBER 31,
                                                       ----------------    --------------------------
                                                        1996      1995      1995      1994      1993
                                                       ------    ------    ------    ------    ------
                                                          (UNAUDITED)
Investment Income:
  Interest..........................................   $5,252    $4,335    $5,966    $3,716    $2,260
  Premium income....................................    1,202     1,590     2,090     2,349     2,196
                                                       ------    ------    ------    ------    ------
     Total investment income........................    6,454     5,925     8,056     6,065     4,456
                                                       ------    ------    ------    ------    ------
Operating Expenses:
  Investment advisory fee...........................    1,099       807     1,140       811       572
  Interest expense..................................    1,278       559       959        75       707
  Legal and accounting fees.........................       83        98       170       131       124
  Stockholder services..............................      113       117       148        54        --
  Other operating expenses..........................      173       139       201       116       109
                                                       ------    ------    ------    ------    ------
     Total expenses.................................    2,746     1,720     2,618     1,187     1,512
                                                       ------    ------    ------    ------    ------
Net investment income...............................    3,708     4,205     5,438     4,878     2,944
Net realized loss on investments....................      (99)     (153)     (195)     (295)     (338)
                                                       ------    ------    ------    ------    ------
Net investment income before net unrealized
  appreciation (depreciation) on investments........    3,609     4,052     5,243     4,583     2,606
Net unrealized appreciation (depreciation) on
  investments.......................................      645       (57)        9       (52)       68
                                                       ------    ------    ------    ------    ------
Net increase in net assets resulting from
  operations........................................   $4,254    $3,995    $5,252    $4,531    $2,674
                                                       ======    ======    ======    ======    ======
Earnings per share..................................   $ 0.91    $ 0.91    $ 1.20    $ 1.04    $ 1.03
                                                       ======    ======    ======    ======    ======
Weighted average number of shares and share
  equivalents outstanding...........................    4,672     4,381     4,376     4,368     2,587
                                                       ======    ======    ======    ======    ======

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       FOR THE
                                                     NINE MONTHS
                                                        ENDED                FOR THE YEARS ENDED
                                                    SEPTEMBER 30,               DECEMBER 31,
                                                  ------------------    -----------------------------
                                                   1996       1995       1995       1994       1993
                                                  -------    -------    -------    -------    -------
                                                      (UNAUDITED)
Increase in Net Assets Resulting from
  Operations:
  Net investment income........................   $ 3,708    $ 4,205    $ 5,438    $ 4,878    $ 2,944
  Net realized loss on investments.............       (99)      (153)      (195)      (295)      (338)
  Net unrealized appreciation (depreciation) on
     investments...............................       645        (57)         9        (52)        68
                                                  -------    -------    -------    -------    -------
     Net increase in net assets resulting from
       operations..............................     4,254      3,995      5,252      4,531      2,674
                                                  -------    -------    -------    -------    -------
Distributions to Shareholders from:
  Net investment income........................    (4,332)    (3,686)    (5,339)    (4,718)    (2,772)
Capital Share Transactions:
  Sale of common stock in initial public
     offering..................................        --         --         --         --     27,548
  Sale of common shares in private offering....     2,125         --         --         --         --
  Issuance of common shares in rights
     offering..................................     6,809         --         --         --         --
  Issuance of common shares in lieu of cash
     distributions.............................       197        133        183         20         --
                                                  -------    -------    -------    -------    -------
     Net increase in net assets resulting from
       capital share transactions..............     9,131        133        183         20     27,548
                                                  -------    -------    -------    -------    -------
Total increase (decrease) in net assets........     9,053        442         96       (167)    27,450
Net assets at beginning of period..............    32,884     32,788     32,788     32,955      5,505
                                                  -------    -------    -------    -------    -------
Net assets at end of period....................   $41,937    $33,230    $32,884    $32,788    $32,955
                                                  =======    =======    =======    =======    =======
Net asset value per share......................   $  8.19    $  7.59    $  7.50    $  7.50    $  7.54
                                                  =======    =======    =======    =======    =======
Shares outstanding at end of period............     5,122      4,381      4,385      4,370      4,368
                                                  =======    =======    =======    =======    =======

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                            FOR THE
                                                          NINE MONTHS
                                                             ENDED                  FOR THE YEARS ENDED
                                                         SEPTEMBER 30,                  DECEMBER 31,
                                                      --------------------    --------------------------------
                                                        1996        1995        1995        1994        1993
                                                      --------    --------    --------    --------    --------
                                                           (UNAUDITED)
Cash Flows from Operating Activities:
  Net increase in net assets resulting from
    operations.....................................   $  4,254    $  3,995    $  5,252    $  4,531    $  2,674
  Adjustments to reconcile net increase in net
    assets resulting from operations to net cash
    provided by (used in) operating activities:
    Premium income.................................     (1,202)     (1,590)     (2,090)     (2,349)     (2,196)
    Amortization of loan discounts and fees........       (282)       (322)       (286)       (362)       (188)
    Net realized loss on investments...............         99         153         195         295         338
    Net unrealized (appreciation) depreciation on
      investments..................................       (645)         57          (9)         52         (68)
  Changes in assets and liabilities:
    Accrued interest receivable....................        (82)       (267)       (281)       (227)         (8)
    Excess servicing asset.........................       (474)       (684)     (1,128)     (1,094)       (233)
    Other assets...................................     (1,168)       (112)       (353)        (67)        604
    Accounts payable and accrued expenses..........     (1,727)        222       1,803        (372)       (411)
    Investment advisory fee payable................         84          80         100         163          67
                                                      --------    --------    --------    --------    --------
      Net cash provided by (used in) operating
         activities................................     (1,143)      1,532       3,203         570         579
                                                      --------    --------    --------    --------    --------
Cash Flows from Investing Activities:
  Loan originations................................    (34,616)    (37,980)    (48,213)    (43,853)    (30,482)
  Proceeds from the sale of loans..................     13,830      20,662      31,816      32,509      20,992
  Collection of principal..........................     11,000       6,686       4,211       2,728       1,702
                                                      --------    --------    --------    --------    --------
      Net cash used in investing activities........     (9,786)    (10,632)    (12,186)     (8,616)     (7,788)
                                                      --------    --------    --------    --------    --------
Cash Flows from Financing Activities:
  Dividends and distributions paid.................     (4,475)     (3,816)     (5,078)     (4,785)     (4,135)
  Proceeds from issuance of common shares..........      8,934          --          --          --      27,548
  Payment of long term debt........................         --          --          --          --      (7,860)
  Net borrowings under revolving lines of credit...      4,411      13,055      15,784       3,130          --
                                                      --------    --------    --------    --------    --------
      Net cash provided by (used in) financing
         activities................................      8,870       9,239      10,706      (1,655)     15,553
                                                      --------    --------    --------    --------    --------
  Net increase (decrease) in cash and cash
    equivalents....................................     (2,059)        139       1,723      (9,701)      8,344
  Cash and cash equivalents, beginning of period...      3,020       1,297       1,297      10,998       2,654
                                                      --------    --------    --------    --------    --------
  Cash and cash equivalents, end of period.........   $    961    $  1,436    $  3,020    $  1,297    $ 10,998
                                                      =========   =========   =========   =========   =========
Supplemental Disclosure of Cash Flow Information
Noncash investing and financing activities:
  Issuance of common shares in lieu of cash
    distributions..................................   $    198    $     87    $    183    $     20    $     --
                                                      =========   =========   =========   =========   =========
Interest paid......................................   $  1,260    $    401    $    849    $     70    $    744
                                                      =========   =========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

        CONSOLIDATED STATEMENT OF INVESTMENTS IN SMALL BUSINESS CONCERNS
             (IN THOUSANDS, EXCEPT NUMBER OF LOANS AND PERCENTAGES)

                                                              SEPTEMBER 30, 1996    DECEMBER 31, 1995     DECEMBER 31, 1994
                                 NUMBER        PERCENT OF     ------------------    ------------------    ------------------
      TYPE OF BUSINESS         OF LOANS(a)    PORTFOLIO(a)     COST       VALUE      COST       VALUE      COST       VALUE
----------------------------   -----------    ------------    -------    -------    -------    -------    -------    -------
                                                                  (UNAUDITED)
Autoexhaust Repair..........        16              1         $   381    $   381    $   237    $   215    $   330    $   307
Automotive Repair...........        19              3           1,635      1,641        819        819        483        483
Bakeries....................         4              *              66         66         88         88        159        159
Car Washes..................         3              1             417        417        621        621        256        256
Contractors.................         4              1             424        424        439        439         --         --
Day Care Centers............         8              3           1,777      1,777      1,710      1,710         --         --
Food Stores.................        12              2           1,297      1,290      1,849      1,844      2,087      2,037
Gasoline Stations...........        36             14           8,413      8,509      8,530      8,530      1,739      1,739
Hobbies and Games...........         4              *              24         21         41         41         49         49
Home Furnishings............         9              1             489        489        532        532        473        473
Hotels and Motels...........        52             29          16,705     17,150     11,559     11,559      6,020      6,020
Laundries and Cleaners......        26              1             530        523        480        473        586        586
Manufacturing...............        52              8           4,566      4,522      5,596      5,583      5,744      5,744
Personal Services...........        --             --              --         --      1,125      1,162        172        172
Professional Services.......        19              5           2,841      2,835        779        779      3,255      3,202
Radio Stations..............        10              8           4,912      4,965        248        248         --         --
Recreation..................         7              1             644        644        661        661        192        192
Restaurants.................        62              6           3,787      3,689      3,935      3,874      5,294      5,256
Retail Shops................        37             10           5,983      6,022      2,225      2,222      1,321      1,321
Wholesalers.................         5              1             550        550        952        951         --         --
Miscellaneous Businesses....        67              5           3,032      3,048      4,876      4,796      4,775      4,775
                                   ---                        -------    -------    -------    -------    -------    -------
    TOTAL LOANS.............       452                        $58,473    $58,963    $47,302    $47,147    $32,935    $32,771
                                   ===                        =======    =======    =======    =======    =======    =======

---------------

 *  Less than 1%.

(a) Number of loans and percent of portfolio are as of September 30, 1996.

   The accompanying notes are an integral part of these financial statements.

                       ALLIED CAPITAL LENDING CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

NOTE 1.  ORGANIZATION AND BASIS OF PRESENTATION

     Organization. Allied Capital Lending Corporation (the Company) is a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company is an authorized small business lending company and engages in the business of originating loans to qualified small businesses throughout the United States. The Company raised net proceeds of approximately $27,500,000 in equity through an initial public offering (IPO) in November 1993. Prior to the IPO, the Company was a wholly owned subsidiary of Allied Capital Corporation (former Parent). As of September 30, 1996, December 31, 1995 and 1994, Allied Capital Corporation owned approximately 24, 28 and 36 percent of the Company's outstanding common stock, respectively.

     The Company has an investment advisory agreement with Allied Capital Advisers, Inc. (Advisers), whereby Advisers manages the investments of the Company subject to the supervision and control of the Company's board of directors. Certain directors and officers of Advisers are also directors and officers of the Company.

     Basis of Presentation. In April 1995, ACLC Limited Partnership (the Partnership) was formed so the Company could participate in the U.S. Small Business Administration (SBA) 504 loan program and originate other types of small business loans. The Company is the general partner and has a 99 percent interest in the Partnership. Accordingly, the consolidated financial statements of the Company include the accounts of the Company and this majority owned Partnership. All significant intercompany accounts and transactions have been eliminated in consolidation.

     In the opinion of management, the unaudited consolidated financial statements of the Company presented contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Company's consolidated financial position as of September 30, 1996 and the results of operations, changes in net assets and cash flows for the nine months ended September 30, 1996 and 1995. The results of operations, changes in net assets and cash flows for the nine months ended September 30, 1996 are not necessarily indicative of the operating results to be expected for the year ending December 31, 1996.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments. Loans receivable and the related excess servicing asset are valued by the Company's board of directors. Generally, the board of directors considers the fair value of the loans receivable to approximate their carrying value or amortized cost. Unrealized depreciation is recorded by the Company when the board of directors determines that significant doubt exists as to the ultimate realization of a loan.

     Loans that are held for sale are valued by the board of directors based upon the net proceeds which the Company may reasonably expect to receive for the sale of the guaranteed portion of a Section 7(a) guaranteed loan, a 504 or companion loan assuming such transaction occurred on the valuation date. Generally, the Company designates and classifies the guaranteed portion of a
Section 7(a) current loan as a security held for sale once the loan has been fully disbursed and held for at least 90 days. A 504 or companion loan is designated and classified as held for sale once the loan has been fully disbursed.

     Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Interest income also includes servicing fees on loans sold to the secondary market less the amortization of any excess servicing asset.

     Premium Income. Premium income represents the differential in the value attributable to the sale of the guaranteed portion of a Section 7(a) loan or the sale of a 504 or companion loan to the secondary market over the carrying amount of the loan.

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

     Realized Losses and Unrealized Appreciation or Depreciation on Investments. Realized losses result when a loan is written off as uncollectible. Unrealized appreciation or depreciation reflects the difference between cost and value.

     Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date.

     Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to its stockholders; therefore, a federal income tax provision is not required.

     Dividends declared by the Company in December to stockholders of record on a specified date in such month, but paid during January of the following year, are treated as if the distribution was received by the stockholder on December 31 of the year declared.

     Earnings Per Share. Earnings are defined as the sum of net investment income, net realized losses on investments and net unrealized appreciation or depreciation on investments. The computation of earnings per share is based on the weighted average number of shares and share equivalents outstanding during the period.

     Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date. Cash and cash equivalents consisted of the following:

                                                                                            DECEMBER 31,
                                                               SEPTEMBER 30,      --------------------------------
                                                                   1996               1995               1994
                                                               -------------      -------------      -------------
                                                                                  (IN THOUSANDS)
Cash........................................................       $  77                 $  214             $   --
Repurchase agreements.......................................         884                  2,806              1,297
                                                                  ------                 ------             ------
     Total..................................................       $ 961                 $3,020             $1,297
                                                                  ======                 ======             ======

     On September 30, 1996, December 31, 1995 and 1994, the Company had purchased $884,000, $2,806,000, and $1,297,000, respectively, of overnight repurchase agreements collateralized by U.S. government securities under agreements to resell on October 1, 1996, January 2, 1996 and 1995, respectively.

     Incentive Stock Option Plan. Statement of Financial Accounting Standards No. 123, issued in October 1995, established new accounting standards for stock-based compensation plans and is effective for fiscal years beginning after December 15, 1995. This new standard will have no material impact on the Company's financial statements.

     Reclassifications. Certain reclassifications have been made to the 1995, 1994 and 1993 financial statements to conform with the 1996 financial statement presentation.

NOTE 3.  INVESTMENTS

     The Company and the Partnership originate loans to qualified small businesses in conjunction with the SBA Section 7(a) and SBA Section 504 loan programs, respectively.

     Under the Section 7(a) loan program, the Company originates loans that are guaranteed by the SBA and are collateralized, generally with first liens on real estate and/or personal property of the borrower. The SBA guarantees repayment between 75 percent and 80 percent of up to a $1,000,000 face amount and a maximum of three months of accrued interest on the guaranteed portion of the loans originated. The Company generally sells the guaranteed portion of its
Section 7(a) loans into the secondary market, and retains the rights to

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

service such loans. The loans generally provide for an annual variable rate of interest equal to the then prevailing prime rate, as reported in The Wall Street Journal, plus 2.75 percent. The Wall Street Journal prime interest rate was 8.25 percent at September 30, 1996 and 8.5 percent at December 31, 1995 and 1994. The loans generally have a term of seven to 25 years and may be prepaid without penalty. The principal balance of the sold portions of such loans serviced by the Company was approximately $97,000,000, $97,000,000 and $82,000,000 at
September 30, 1996, December 31, 1995 and 1994, respectively.

     The Partnership originates real estate loans to qualified small businesses pursuant to the Section 504 loan program and originates companion loans to
Section 7(a) guaranteed loans. Under the Section 504 loan program, small businesses can purchase or build real estate with favorable long-term debt. Loans the Partnership finances through the Section 504 loan program are structured such that the entrepreneur provides at least 10 percent of the project cost in equity, the Partnership provides 50 percent of the project cost in a 20-year floating rate first mortgage, and a local certified development company (CDC) provides a 20-year fixed rate second mortgage loan for the remaining 40 percent of the project cost. Both loans are fully amortizing and the Partnership loan provides for an annual variable rate of interest equal to the then prevailing prime rate, as reported in The Wall Street Journal, plus up to 2.75 percent. The Partnership also may originate senior loans secured by real estate as a companion loan to the Section 7(a) guaranteed loans. The companion loan is similar in terms to the Section 7(a) guaranteed loan with the exception that the companion loan is senior in debt priority to the Section 7(a) guaranteed loan, and carries no government guarantee.

     At September 30, 1996, December 31, 1995 and 1994, loans with a cost basis of $3,290,000, $3,835,000 and $979,000, respectively, were not performing and were not accruing interest.

     Total investments consisted of the following:

                                                                                          DECEMBER 31,
                                                             SEPTEMBER 30,      --------------------------------
                                                                 1996               1995               1994
                                                             -------------      -------------      -------------
                                                                              (IN THOUSANDS)
At amortized cost:
  Guaranteed portion under Section 7(a) program...........      $12,718               $10,275            $11,808
  Unguaranteed portion under Section 7(a) program.........       32,115                33,223             21,127
  Section 504 program and companion loans.................       13,640                 3,804                 --
                                                                -------               -------            -------
     Total................................................      $58,473               $47,302            $32,935
                                                                =======               =======            =======
At value:
  Guaranteed portion under Section 7(a) program...........      $13,164               $10,275            $11,808
  Unguaranteed portion under Section 7(a) program.........       31,852                33,068             20,963
  Section 504 program and companion loans.................       13,947                 3,804                 --
                                                                -------               -------            -------
     Total................................................      $58,963               $47,147            $32,771
                                                                =======               =======            =======

     For federal income tax purposes the net unrealized depreciation for all securities, based on cost, and the aggregate cost of total investments as of December 31, 1995 were $155,000 and $47,302,000, respectively, and as of December 31, 1994 were $164,000 and $32,935,000, respectively.

NOTE 4.  EXCESS SERVICING ASSET

     When the Company sells the guaranteed portion of a Section 7(a) loan it has originated into the secondary market, it retains the unguaranteed portion and the right to service the entire loan. The Company recognizes premium income equal to the difference between the amount received from the purchaser and the

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

carrying principal amount of the guaranteed portion sold plus the value of the servicing rights retained in excess of a normal servicing fee (excess servicing asset). The value of the excess servicing asset at the transaction date is based on various factors including premiums realized on comparable transactions in the secondary market and comparable market bids with normal servicing rates on SBA loans.

NOTE 5.  INVESTMENT ADVISORY AGREEMENT

     The Company has entered into an investment advisory agreement with Advisers, which is approved at least annually by the board of directors or by vote of a majority of the outstanding voting securities of the Company, as that term is defined in the 1940 Act. The agreement may be terminated at any time on sixty days' notice, without penalty, by the board of directors or by a vote of a majority of the outstanding voting securities and will terminate automatically in the event of its assignment.

     The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. The expenses that are paid by the Company include the Company's share of transaction costs incident to investment activities, legal and accounting fees, the fees and expenses of the Company's independent directors and the fees of its officer-directors, the costs of printing and mailing proxy statements and reports to stockholders, costs associated with promoting the Company's stock, and the fees and expenses of the Company's custodian and transfer agent. The Company is also required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio borrower in connection with an investment are treated as commitment fees and are received by the Company, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

     As compensation for its services to and the expenses paid for the account of the Company, Advisers is paid, quarterly in arrears, a fee equal to 0.625 percent per quarter of the quarter-end value of the Company's consolidated total assets, less interim investments, cash and cash equivalents plus 0.125 percent per quarter of the quarter-end value of consolidated interim investments, cash and cash equivalents. These fees on an annual basis approximate 2.5 percent on consolidated invested assets, and 0.5 percent on consolidated interim investments, cash and cash equivalents. Advisory fees for 1993 included the Company's pro rata share of the former Parent's investment advisory fee and other costs of approximately $505,000.

NOTE 6.  DIVIDENDS AND DISTRIBUTIONS

     The Company's board of directors declared and the Company paid dividends of $0.30 per share for the first, second and third quarters of 1996. The Company's board of directors declared and the Company paid dividends of $0.30 per share for the fourth quarter, $0.29 per share for the third quarter, $0.2825 per share for the second quarter and $0.27 per share for the first quarter of 1995. The Company's board of directors also declared an extra distribution in December 1995 of $0.0775 per share, which was paid to stockholders on January 31, 1996, for a total distribution in 1995 equal to $1.22 per share.

     The distributions of taxable income declared by the board of directors for 1995, 1994 and 1993 were considered ordinary income for federal income tax purposes.

     Distributions in 1996 totaling $0.90 per share were comprised of cash payments and issuance of the Company's shares pursuant to the Company's dividend reinvestment plan in the amounts of $0.87 and $0.03, per share, respectively. The 1995 distributions of $1.22 per share were comprised of cash payments and

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

issuance of the Company's shares pursuant to the Company's dividend reinvestment plan in the amounts of $1.18 and $0.04, per share, respectively. The 1994 distributions of $1.08 per share were comprised of cash payments and issuance of the Company's common shares pursuant to the Company's dividend reinvestment plan in the amounts of $1.07 and $0.01, per share, respectively. The 1993 distributions were paid in cash.

NOTE 7.  NOTES PAYABLE

     The Company has a $20,000,000 secured line of credit with a bank which expires December 31, 1996. The interest rate associated with this line of credit is equal to the one-month LIBOR plus 2.2 percent per annum, payable monthly. As of September 30, 1996, December 31, 1995 and 1994, the Company was paying interest at 7.64 percent, 7.95 percent, and 8.5 percent per annum, respectively, on the amounts outstanding under this line. The line of credit requires a quarterly facility fee of 0.375 percent per annum on the unused portion of the line of credit. As of September 30, 1996, December 31, 1995 and 1994, the Company had outstanding borrowings under the secured line of credit equal to $19,601,000, $13,335,000 and $3,130,000, respectively.

     The Company had a $2,000,000 unsecured revolving line of credit with a bank, which charged interest at The Wall Street Journal prime rate plus 0.25 percent per annum, payable monthly. This unsecured line of credit was canceled in April 1996. As of December 31, 1995 and 1994, the Company paid interest at
8.75 percent per annum on the amounts outstanding under this line. The line of credit required a quarterly facility fee of 0.375 percent per annum on the unused portion of the line of credit. As of December 31, 1995 and 1994, the Company had outstanding borrowings under the unsecured line of credit equal to $1,055,000 and $0 respectively.

     The Partnership had a credit agreement with an investment bank whereby the it could borrow up to $20,000,000 in order to finance its loans to small business concerns. This credit agreement charged interest at a rate equal to one-month LIBOR plus 2 percent per annum, payable monthly, and expired on September 27, 1996. The agreement required a quarterly facility fee of 0.15 percent per annum on the unused portion of the line. The Partnership had total borrowings under this agreement equal to $4,524,000 at December 31, 1995, at interest rates ranging from 7.75 percent to 7.93 percent per annum. There were no borrowings under this agreement at September 30, 1996. The Partnership did not renew this credit agreement.

     The Partnership has a secured revolving line of credit with a bank to borrow up to $15,000,000 at a rate equal to one-month LIBOR plus 2.7 percent per annum, payable monthly, which expires November 30, 1996. As of September 30, 1996, the Partnership was paying interest of 8.138 percent on the amounts outstanding under this line. The agreement requires payment of a quarterly facility fee of 0.375 percent per annum on the unused portion of the line. As of September 30, 1996, the Partnership had outstanding borrowings under this agreement equal to $3,724,000. The bank has agreed with the Company to extend the expiration date to January 31, 1997.

NOTE 8.  SHAREHOLDERS' EQUITY

     The Company issued to common stockholders of record at the close of business on April 26, 1996, the record date, non-transferable subscription rights that entitled record date stockholders to subscribe for and purchase from the Company up to one authorized, but unissued share of the Company's common stock for each five subscription rights held ("rights offering"). The Company offered a total of 628,909 shares of common stock pursuant to this offer, with the right to increase the number of shares subject to be purchased by 15 percent, or 94,336 shares, for an aggregate total of 723,245 shares available under the offer. Stockholders who fully exercised their subscription rights were entitled to the additional privilege of subscribing for shares from the offer not acquired by the exercise of subscription rights.

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

     Stockholders participating in the rights offering subscribed for 195,457 shares through the primary subscription and 353,430 shares through the oversubscription privilege for a total of 548,887 shares. The subscription price per common share was $13.04, which equaled 95 percent of the average of the last reported sale price of a share of common stock on the Nasdaq National Market on June 4, 1996 (the expiration date of the offer) and each of the four preceding business days. The Company paid a 2.5 percent commission to eligible broker/dealers on each share sold as a result of their soliciting efforts. The Company received gross proceeds of $7,158,000 from the rights offering.

     The Company reserved the right to offer and sell any shares not subscribed for in the rights offering to one or more third parties through a public offering ("public offering"). Therefore, in July 1996 the Company sold the 174,358 shares (including the additional 94,336 shares added to the offer at the discretion of the Company) not sold in the rights offering to a private buyer at a net price of $12.74 per share. This price was determined as the $13.04 per share paid by shareholders in the rights offering on June 4, 1996 less the second quarter dividend of $0.30 per share paid to shareholders of record on June 14, 1996. This price allowed the buyer to purchase the stock in July 1996 at the same price he would have paid if he had been a shareholder participating in the rights offering prior to payment of the second quarter dividend. The underwriter for the transaction received a 2.56% commission, or $0.326 per share. The Company received gross proceeds of $2,221,000 from this sale.

     Net proceeds from the rights offering and public offering combined were $8,934,000, after expenses of approximately $445,000, including commissions.

     The Company has a dividend reinvestment plan (the Plan). Stockholders of record are automatically enrolled in the Plan, and the Plan is considered an "opt-out" plan. The Company may instruct the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the average of the closing sales prices reported for the shares for the five days on which trading in the shares takes place immediately prior to and including the dividend payment date. During 1996, 1995 and 1994, the Company issued 12,986, 14,536 and 1,980 new shares pursuant to the Plan at an average price of $14.21, $12.60 and $10.63 per share, respectively.

     The Company has an incentive stock option plan (ISO plan) which provides for the granting of stock options or shares to the Company's officers. A total of 504,860 shares of the Company's stock are available for option under the plan. Options may be granted under the ISO plan at a price not less than the market value of the underlying shares on the date of the grant and in any event not less than the original offering price of the Company's shares ($15) and are generally exercisable over a ten-year period. The ISO plan also permits a one-time grant of options to each member of the board of directors who is not an employee of the investment adviser to purchase 10,000 shares of the Company's common stock. Holders of ten percent or more of the Company's stock must exercise their options within a five-year period.

     Officers of the Company may borrow from the Company the funds necessary to exercise vested options. There were no loans outstanding at September 30, 1996, December 31, 1995 or 1994.

                       ALLIED CAPITAL LENDING CORPORATION

(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

     A summary of the activity in the ISO plan is as follows:

                                                         NINE MONTHS
                                                            ENDED
                                                        SEPTEMBER 30,               YEAR ENDED DECEMBER 31,
                                                            1996             1995             1994             1993
                                                        -------------    -------------    -------------    -------------
Options outstanding at beginning of period...........      493,290             283,310          266,640               --
Options granted......................................      108,228             266,646           50,000          266,640
Options exercised....................................           --                  --               --               --
Options canceled.....................................      (96,658)            (56,666)         (33,330)              --
                                                           -------             -------          -------
Options outstanding at end of period.................      504,860             493,290          283,310          266,640
                                                           =======             =======          =======
Options available for grant..........................           --              11,570          221,550           26,860
Options exercisable..................................      226,644             259,974          153,318           79,992
Option prices per share:
  Granted............................................      $ 15.00             $ 15.00          $ 15.00          $ 15.00
  Exercised..........................................      $    --             $    --          $    --          $    --
  Canceled...........................................      $ 15.00             $ 15.00          $ 15.00          $    --

     The Company accounts for this plan under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with FASB Statement No. 123, the Company's net increase in net assets resulting from operations and earnings per share would have been reduced to the following pro forma amounts:

                                                                   NINE MONTHS
                                                                      ENDED              YEAR ENDED
                                                                  SEPTEMBER 30,         DECEMBER 31,
                                                                      1996                  1995
                                                                  -------------         ------------
                                                                   (IN THOUSANDS, EXCEPT PER SHARE
                                                                             INFORMATION)
Net increase in net assets resulting from operations:
  As reported..................................................      $ 4,254               $5,252
  Pro forma (unaudited)........................................      $ 4,043               $4,895
Earnings per share:
  As reported..................................................      $  0.91               $ 1.20
  Pro forma (unaudited)........................................      $  0.87               $ 1.12

     Because the Statement 123 method of accounting has not been applied to options granted prior to January 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants; risk-free interest rates of 6 percent for both 1996 and 1995; expected dividend yield of 8 percent for 1996 and 1995; expected life of 5 years for all options granted in 1995 and 1996; expected volatility of 3 percent and 4 percent for 1996 and 1995, respectively.

NOTE 9.  COMMITMENTS AND CONTINGENCIES

     The Company had total loan commitments outstanding at September 30, 1996 and December 31, 1995 to various qualified small businesses totaling $37,500,000 and $33,000,000, respectively.

                       ALLIED CAPITAL LENDING CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(ALL AMOUNTS AND RELATED DISCLOSURES AS OF OR FOR THE PERIOD ENDED SEPTEMBER 30,
                              1996 ARE UNAUDITED.)

NOTE 10.  CONCENTRATIONS OF CREDIT RISK

     The Company and the Partnership place their cash in financial institutions and at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

NOTE 11.  QUARTERLY FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                               1995
                                                               ------------------------------------
                                                               QTR 1     QTR 2     QTR 3     QTR 4
                                                               ------    ------    ------    ------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE
                                                                             AMOUNTS)
Total investment income.....................................   $1,827    $1,771    $2,327    $2,131
Net investment income.......................................   $1,394    $1,231    $1,580    $1,233
Net increase in net assets resulting from operations........   $1,345    $1,248    $1,402    $1,257
Per share...................................................   $ 0.31    $ 0.29    $ 0.32    $ 0.29

                                                                               1994
                                                               ------------------------------------
                                                               QTR 1     QTR 2     QTR 3     QTR 4
                                                               ------    ------    ------    ------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE
                                                                             AMOUNTS)
Total investment income.....................................   $1,137    $1,512    $1,537    $1,879
Net investment income.......................................   $  873    $1,213    $1,242    $1,550
Net increase in net assets resulting from operations........   $  856    $1,228    $1,306    $1,141
Per share...................................................   $ 0.20    $ 0.28    $ 0.30    $ 0.26

     Quarterly amounts for 1994 have been reclassified to conform with classifications used in the financial statements for 1995.

                           Matthews, Carter and Boyce
                           A Professional Corporation

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
Allied Capital Lending Corporation

     We have audited the consolidated balance sheet of Allied Capital Lending Corporation as of December 31, 1995 and 1994, including the consolidated statement of investments in small business concerns as of December 31, 1995 and 1994 and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1995 and the selected per share data presented as financial highlights for each of the five years in the period ended December 31, 1995. These financial statements and per share data are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the examination or confirmation of securities owned at December 31, 1995 and 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data referred to above present fairly, in all material respects, the financial position of Allied Capital Lending Corporation as of December 31, 1995 and 1994, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1995, and the selected per share data for each of the five years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

     As explained in Note 2, the consolidated financial statements include securities valued at $47,147,000 as of December 31, 1995 and $32,771,000 as of December 31, 1994, (85% and 87%, respectively, of total assets) whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

/s/ MATTHEWS, CARTER AND BOYCE

McLean, Virginia
February 2, 1996

   Certified Public   8200 Greensboro Drive, Suite 1000      Tel: 703-761-4600
   Accountants         McLean, Virginia 22102-3864           Fax: 703-761-3139

------------------------------------------------------
------------------------------------------------------

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLING STOCKHOLDER, THE COMPANY, THE COMPANY'S INVESTMENT ADVISER OR ANY UNDERWRITER. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH THEY RELATE AND DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT NOR ANY SALE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT ARE REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS AND/OR ANY PROSPECTUS SUPPLEMENT WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                               ------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Summary...............................     2
Fees and Expenses.....................     3
Available Information.................     4
Financial Highlights..................     5
Public Trading and Net Asset Value
  Information.........................     9
The Offer.............................    10
The Company...........................    11
Management............................    19
Authorized Classes of Securities......    21
Description of Common Stock...........    21
Reports and Independent Accountants...    22
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........    23
Legal Proceedings.....................    23
Table of Contents of Statement of
  Additional Information..............    23
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................    23
Financial Statements..................   F-1

------------------------------------------------------
------------------------------------------------------

------------------------------------------------------
------------------------------------------------------

                                1,244,914 SHARES

                                 ALLIED CAPITAL
                              LENDING CORPORATION

                                  COMMON STOCK

                          ---------------------------
                                   PROSPECTUS
                               DECEMBER 20, 1996
                          ---------------------------

------------------------------------------------------
------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

                                1,244,914 SHARES

                       ALLIED CAPITAL LENDING CORPORATION

                                  COMMON STOCK
                            ------------------------

     This Statement of Additional Information is not a prospectus. It should be read with the prospectus dated December 20, 1996 relating to this offering (the "Prospectus"), which may be obtained by calling the Company at (202) 331-1112 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                        PAGE IN THE        LOCATION
                                                                         STATEMENT        OF RELATED
                                                                       OF ADDITIONAL    DISCLOSURE IN
                                                                        INFORMATION     THE PROSPECTUS
                                                                       -------------    --------------
CHANGE OF NAME......................................................         B-2                 --
MANAGEMENT..........................................................         B-2              19-20
  Directors and Certain Officers....................................         B-2              19-20
  Compensation......................................................         B-4              19-20
  Stock Options.....................................................         B-6                 20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................         B-9                 10
INVESTMENT ADVISORY AND OTHER SERVICES..............................         B-9              20-23
  Investment Advisory Services......................................         B-9              20-21
  Custodian Services................................................        B-10                 23
  Accounting Services...............................................        B-10              22-23
TAX STATUS..........................................................        B-10             17, 22

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS DECEMBER 20, 1996.

                                 CHANGE OF NAME

     The Company changed its name from "Allied Lending Corporation" to "Allied Capital Lending Corporation" in September 1993 in anticipation of its initial public offering in November 1993.

                                   MANAGEMENT

DIRECTORS AND CERTAIN OFFICERS

     The directors and certain officers of the Company as of September 30, 1996 are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
David Gladstone*              Chairman of the Board and    Employed by Allied Capital Corporation
  (Age 54)                    Chief Executive              ("Allied I") or Allied Capital Advisers,
                              Officer(2)                   Inc. ("Advisers") since 1974; Chairman
                                                           and Chief Executive Officer of Allied I,
                                                           Allied Capital Corporation II ("Allied
                                                           II"), Allied Capital Commercial
                                                           Corporation ("Allied Commercial"), and
                                                           Advisers; Director, President, and Chief
                                                           Executive Officer of Business Mortgage
                                                           Investors, Inc. ("BMI"); Director of The
                                                           Riggs National Corporation (bank holding
                                                           company); Trustee of The George
                                                           Washington University. He has served as a
                                                           director of the Company since 1976.

George C. Williams*(3)        Director                     Director of Allied I, Allied II, Allied
  (Age 70)                                                 Commercial, and Advisers; Chairman of
                                                           BMI. Employed by Allied I or Advisers
                                                           from 1959 to 1996. Vice Chairman of
                                                           Allied I, Allied II, Allied Commercial,
                                                           Allied Lending and Advisers from 1992 to
                                                           May 1996. Previously, Chairman of Allied
                                                           I, Allied II, Allied Commercial, Allied
                                                           Lending and Advisers. He has served as a
                                                           director of the Company since 1976.

Katherine C. Marien*          Director, President and      Employed by Advisers since 1992;
  (Age 48)                    Chief Operating              Executive Vice President of Allied I,
                              Officer(2)                   Allied II, Allied Commercial, BMI, and
                                                           Advisers; Executive Vice President of the
                                                           Company from 1992 to 1994; Financial
                                                           Consultant with Wilks & Schwartz
                                                           Broadcasting from 1990 to 1992; Financial
                                                           Consultant to USA Mobile Communications,
                                                           Inc. from 1991 to 1992; Senior Vice
                                                           President of Communications Equity
                                                           Associates from 1989 to 1991. She has
                                                           served as a director of the Company since
                                                           1995.

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
Jon W. Barker                 Director                     Associate with Grubb & Ellis (commercial
  (Age 52)                                                 real estate firm) since 1993; Vice
                                                           President of Shannon & Luchs Company
                                                           (commercial real estate firm) from 1979
                                                           to 1993. He has served as a director of
                                                           the Company since 1993.

Eleanor Deane Bierbower       Director(2)                  Financial consultant since 1992; Managing
  (Age 39)                                                 Partner of Deane Investment Company L.P.
                                                           since 1992; Chief Credit Officer of
                                                           Palmer National Bank from 1988 to 1992.
                                                           She has served as a director of the
                                                           Company since 1993.

Robert V. Fleming II          Director(2)                  Principal of Hoskinson Davis & Fleming
  (Age 43)                                                 (real estate firm) since 1984; Member of
                                                           the Board of Consultants of Riggs Bank
                                                           N.A.; Trustee of the National Child
                                                           Research Center; Member of the Associates
                                                           Board of National Rehabilitation
                                                           Hospital. He has served as a director of
                                                           the Company since 1993.

Anthony T. Garcia*            Director                     Senior Vice President of Lehman Brothers
  (Age 40)                                                 Inc.; Director of Allied Commercial. He
                                                           has served as a director of the Company
                                                           since 1993.

Arthur H. Keeney III          Director                     President, Chief Executive Officer,
  (Age 52)                                                 Chairman of the Executive Committee, and
                                                           Director of The East Carolina Bank since
                                                           1995; Vice President and General Manager
                                                           of The OMG Company (manufacturer of
                                                           electronic training devices) from 1994 to
                                                           1995; Recruiting Consultant with Don
                                                           Richards and Associates, Inc. (personnel
                                                           services provider) from 1993 to 1994;
                                                           Executive Director of the American
                                                           Foundation for Urologic Disease from 1991
                                                           to 1993; Executive Vice President at
                                                           Signet Bank from 1983 to 1991. He has
                                                           served as a director of the Company since
                                                           1995.

Robin B. Martin               Director(2)                  President and Chief Executive Officer of
  (Age 47)                                                 The Deer River Group (broadcasting
                                                           consulting firm) since 1978. Trustee of
                                                           Rensselaer Polytechnic Institute since
                                                           1986; Chairman Emeritus of The Corcoran
                                                           Gallery of Art. He has served as a
                                                           director of the Company since May 1996.

G. Cabell Williams III(3)     Executive Vice President     Employed by Advisers since 1981;
  (Age 42)                                                 Director, Chief Operating Officer and
                                                           President of Allied I; Executive Vice
                                                           President of Allied II, Allied
                                                           Commercial, Advisers, and BMI.

                                  POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING PAST FIVE
 NAME, ADDRESS(1) AND AGE         WITH THE COMPANY                         (5) YEARS
--------------------------    -------------------------    -----------------------------------------
Jon A. DeLuca                 Executive Vice President,    Employed by Advisers since 1994;
  (Age 34)                    Treasurer, and Chief         Executive Vice President, Treasurer, and
                              Financial Officer            Chief Financial Officer of Allied I,
                                                           Allied II, Allied Commercial, BMI, and
                                                           Advisers. Manager of Entrepreneurial
                                                           Services at Coopers & Lybrand from 1986
                                                           to 1994.
Joan M. Sweeney               Executive Vice President     Employed by Advisers since 1993;
  (Age 37)                                                 President and Chief Operating Officer of
                                                           Advisers; Executive Vice President of
                                                           Allied I, Allied II, Allied Commercial
                                                           and BMI; Senior Manager at Ernst & Young
                                                           from 1990 to 1993.

---------------

* These directors are, or may be deemed to be, "interested persons" of the Company within the meaning of the 1940 Act.

(1) Unless otherwise indicated, the address of directors and officers of the Company is 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006-2803.

(2) Member of the Executive Committee, which is intended, during intervals between meetings of the Board of Directors, to exercise all powers of the Board in the management and direction of the business and affairs of the Company, except where action by the Board is required by applicable law.

(3) George C. Williams is the father of G. Cabell Williams III.

COMPENSATION

     The Company does not pay any cash compensation to any of its officers, other than directors' fees to those of its officers who are also directors. All of the Company's officers receive cash compensation from the Company's investment adviser. The Company, from time to time, grants stock options to its officers under the Company's Incentive Stock Option Plan.

     Each director receives a fee of $1,000 for each meeting of the Board of Directors of the Company or the Subsidiaries or each separate committee meeting attended, and $500 for each committee meeting held on the same day as a Board meeting. There is no duplication of directors' fees and expenses even if some directors also take action on behalf of the Subsidiaries. In addition, on December 26, 1995 each non-officer director (Ms. Bierbower and Messrs. Barker, Fleming, Garcia, Frank L. Langhammer and Keeney) received a one-time grant of options to purchase 10,000 shares of the Company's common stock at $15.00 per share pursuant to the Company's Incentive Stock Option Plan. On May 13, 1996, Mr. Martin, a non-officer director first elected to the Board in May 1996, similarly received a one-time grant of options to purchase 10,000 shares of the Company's common stock at $15.00 per share. The exercise price of those grants was the minimum provided under the Company's Incentive Stock Option Plan. Mr. Langhammer's unvested options to purchase 6,667 shares were canceled by their terms when he stepped down as a director in May 1996; his vested options to purchase 3,333 shares expired on July 12, 1996 without being exercised.

     The following table sets forth certain details of compensation paid to directors during 1995, as well as compensation paid for serving as a director of the two other investment companies to which the Company may be deemed related.

                               COMPENSATION TABLE

                                                         PENSION OR          ESTIMATED      TOTAL COMPENSATION
                                     AGGREGATE       RETIREMENT BENEFITS      ANNUAL       FROM THE COMPANY AND
                                 COMPENSATION FROM   ACCRUED AS PART OF    BENEFITS UPON    RELATED COMPANIES
       NAME AND POSITION          THE COMPANY(1)      COMPANY EXPENSES      RETIREMENT     PAID TO DIRECTORS(2)
-------------------------------  -----------------   -------------------   -------------   --------------------
David Gladstone................       $ 9,000                $ 0                $ 0              $ 25,000
  Chairman of the Board and
  Chief Executive Officer
George C. Williams.............         9,000                  0                  0                24,000
  Vice Chairman of the Board(3)
Katherine C. Marien............         4,000                  0                  0                 4,000
  Director, President and Chief
  Operating Officer
Jon W. Barker..................        10,000                  0                  0                10,000
  Director
Eleanor Deane Bierbower........         8,000                  0                  0                 8,000
  Director
Robert V. Fleming II...........        10,000                  0                  0                10,000
  Director
Anthony T. Garcia..............         7,000                  0                  0                 7,000
  Director
Frank L. Langhammer(4).........         9,000                  0                  0                 9,000
  Director
Arthur H. Keeney III...........         7,000                  0                  0                 7,000
  Director

---------------

(1) Consists only of directors' fees.

(2) Comprised solely of amounts paid as compensation to directors by the Company, Allied I and Allied II.

(3) George C. Williams resigned as Vice Chairman, effective May 1996, but remains a director of the Company.

(4) Frank L. Langhammer, a former director, did not stand for re-election to the Board in May 1996.

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding compensation paid from the Company during the last three fiscal years to its Chief Executive Officer and its President and the four other most highly compensated officers of the Company on December 31, 1995. However, the Company does not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who are also directors). All of the Company's officers are employed by Advisers, which pays all of their cash compensation. The following chart summarizes the grants of options by the Company to the named executive officers during the past three fiscal years including the securities underlying those options, and any long term incentive plan ("LTIP") payouts.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM COMPENSATION AWARDS
                                                             --------------------------------------------
                                                                               SECURITIES      PAYOUTS
                                                               RESTRICTED      UNDERLYING    ------------
           NAMES AND PRINCIPAL POSITION              YEAR    STOCK AWARD(S)     OPTIONS      LTIP PAYOUTS
--------------------------------------------------   ----    --------------    ----------    ------------
David Gladstone...................................   1993          $0             66,660          $0
  Chairman and Chief Executive Officer               1994           0                  0           0
                                                     1995           0             19,998           0
George C. Williams................................   1993           0             13,332           0
  Vice Chairman(1)                                   1994           0                  0           0
                                                     1995           0                  0           0
Katherine C. Marien...............................   1993           0             66,660           0
  President and Chief Operating Officer              1994           0                  0           0
                                                     1995           0             33,330           0
John M. Scheurer..................................   1993           0              6,666           0
  Executive Vice President                           1994           0                  0           0
                                                     1995           0              6,666           0
G. Cabell Williams III............................   1993           0             13,332           0
  Executive Vice President                           1994           0                  0           0
                                                     1995           0              6,666           0
Joan M. Sweeney...................................   1993           0             13,332           0
  Executive Vice President                           1994           0                  0           0
                                                     1995           0              6,666           0

---------------

(1) George C. Williams resigned as an officer of Advisers and the Company, effective May 1996.

STOCK OPTIONS

     On September 7, 1993, the Company's stockholders approved the Allied Capital Lending Corporation Incentive Stock Option Plan (the "Plan") under which an aggregate of 293,500 shares were reserved for grant to officers of the Company. On February 18, 1994, the Board of Directors unanimously adopted an amendment to the Plan to allow grants of options to be made to directors of the Company who are not officers of the Company ("non-officer directors") and to increase the number of shares available under the Plan to 504,860. This amendment was approved by the Company's stockholders on May 20, 1994. The Company then sought an order for exemptive relief from the Commission to allow the Company to grant options to non-officer directors, which order was granted on December 26, 1995. The following summary of the Plan's principal provisions are qualified by reference to the actual text of the Plan itself.

     PURPOSE OF THE PLAN. The purpose of the Plan is to advance the interests of the Company by providing directors and officers who have substantial responsibility for the direction and management of the Company with additional incentives, to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain executive personnel of outstanding ability.

     ADMINISTRATION. Except as to the non-officer director participants, the Plan is administered by the Compensation Committee comprised of at least two of the "non-interested" members of the Company's Board of Directors (the "Committee"). The Committee interprets the Plan and may prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary for its administration, other than with respect to grants for non-officer directors' options.

     PARTICIPANTS. The participation of non-officer directors is determined according to the 10,000 shares formula described above in connection with the proposed amendments to the Plan. The Committee determines and designates those officers of the Company who are eligible to participate in the Plan. The Committee will also determine the number of shares to be offered to each optionee. In making these determinations, the Committee takes into account the past service of the optionee and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan. Approximately 20 persons, including directors and officers, are eligible to participate in the stock option plan. The maximum number of shares that may be purchased upon the exercise of stock options granted under this Plan is 504,860, including 60,000 options granted for shares to non-officer directors.

     Options are not transferable other than by the laws of descent and distribution, and during an optionee's lifetime are exercisable only by the optionee.

     EXERCISE OF OPTIONS. Options are exercisable at a price equal to the fair market value of the stock of the Company at the time the option is granted, except with respect to options granted to any holder of 10% or more of the Company's outstanding shares, in which case the exercise price is not less than 110% of the current fair market value. The aggregate fair market value (determined at the time the option is granted) of the shares exercisable for the first time by any optionee during any calendar year may not exceed $100,000. The day on which the Committee approves the granting of an option is considered the date on which the option is granted. For purposes of the Plan, the fair market value of the stock is the closing price of the shares as quoted on the Nasdaq National Market for the business day preceding the date in question.

     Options granted to officers may contain such other terms and conditions as the Committee deems advisable, including but not limited to being exercisable only in installments. Options granted to different optionees or at different times need not contain similar provisions, but in any event options shall not be granted at a price below the Company's initial public offering price of $15 per share. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The option period may not exceed five years if the option is awarded to a holder of 10% or more of the Company's outstanding shares.

     All rights to exercise options terminate 60 days after an optionee ceases to be a director or an officer of the Company for any cause other than death or total and permanent disability. If an optionee's tenure is terminated for any reason other than death or total and permanent disability before expiration of his option and before he has fully exercised it, the optionee has the right to exercise the option during the balance of the 60-day period. If an optionee dies or becomes totally and permanently disabled before expiration of the option without fully exercising it, he or the executors or administrators or legatees or distributees of the optionee's estate shall, as may be provided at the time of grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the option in whole or in part before the expiration of its term.

     PAYMENT FOR SHARES. Full payment for shares purchased must be made at the time of exercising the option. At the request of the officer-optionee, however, the Board may authorize the Company to lend to such officer-optionee, as of the date of exercise, an amount equal to the exercise price of the option. The loan will (a) have a term of not more than ten years, (b) become due within 60 days after the recipient ceases to be an officer of the Company, (c) bear interest at a rate not less than the prevailing applicable federal rate at the time the loan is made, and in no event less than the prevailing rate applicable to 90-day United States Treasury bills, and (d) be fully collateralized at all times, which collateral may include securities issued by the Company. Loan terms and conditions may be changed by the Board to comply with applicable Internal Revenue Service ("IRS") and Commission regulations. Loans made for the purpose of exercising options are subject to Regulation G of the Federal Reserve Board.

     EFFECT OF CHANGE IN SHARES OF THE COMPANY SUBJECT TO PLAN. If there is a change in the number of outstanding shares of stock of the Company through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option, the shares subject to an option, and the option prices shall be appropriately adjusted.

     AMENDMENT AND TERMINATION. The Board may modify, revise or terminate the Plan at any time, but may not modify or revise any material provision of the Plan without stockholder approval, except for such modifications or revisions as may be necessary to ensure the Plan's compliance with applicable law. The Plan, as amended, will terminate when there have been granted options on the total number of shares with respect to which options may be granted, by action of the Board of Directors, or on February 18, 2004, whichever occurs first.

     If the Company determines that the listing, registration or qualification of the stock subject to an option upon any securities exchange or under any state or federal law, or the consent or approval of any government or other regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of stock thereunder, the option may not be exercised unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. No option will expire during any period when the right to exercise an option is so suspended. The Committee will extend its term for a further period so as to afford the optionee a reasonable opportunity to exercise the option, except that no option may be exercised more than ten years after it was granted.

     RESALE OF STOCK ACQUIRED PURSUANT TO OPTIONS. In most instances, the optionee must wait until at least six months after the grant of the option before selling the shares obtained upon its exercise to avoid liability under
Section 16 of the Securities Exchange Act of 1934. Any sales by optionees who may be deemed "affiliates" of the Company must be made pursuant to registration under the Securities Act of 1933 or pursuant to Rule 144 under the Act.

     FEDERAL TAX CONSEQUENCES. When a non-statutory stock option is exercised, the Company is entitled to a deduction equal to the difference between the fair market value of the stock acquired upon exercise over the price paid for the stock. The Company is generally not entitled to any deduction with respect to an ISO; however, if an optionee disposes of stock acquired with an ISO within two years of the date on which the option was granted or one year of the date of exercise, the Company is entitled to a deduction equal to the lesser of (1) the excess of the fair market value of the stock over the price paid, or (2) the gain actually realized by the optionee on disposition.

     The following table sets forth, for the Company's Chief Executive Officer and its President and the four other most highly compensated officers of Advisers, who were also officers of the Company on December 31, 1995, the details relating to option grants by the Company in 1995 and the potential realizable value of each grant, as prescribed to be calculated by the Commission.

                                                          OPTION GRANTS IN LAST FISCAL YEAR
                                  ----------------------------------------------------------------------------------
                                                                                                      POTENTIAL
                                                                                                 REALIZABLE VALUE AT
                                                                                                   ASSUMED ANNUAL
                                                                                                   RATES OF STOCK
                                                      PERCENT OF                                 PRICE APPRECIATION
                                     NUMBER OF       TOTAL OPTIONS                                  OVER 10-YEAR
                                    SECURITIES        GRANTED TO      EXERCISE                         TERM(1)
                                    UNDERLYING         EMPLOYEES      PRICE PER    EXPIRATION    -------------------
             NAME                 OPTIONS GRANTED       IN 1995         SHARE         DATE         5%         10%
-------------------------------   ---------------    -------------    ---------    ----------    -------    --------
David Gladstone................        19,998              9.7%        $ 15.00      02/15/05     $58,351    $270,596
George C. Williams.............             0              N/A             N/A           N/A         N/A         N/A
Katherine C. Marien............        33,330             16.1%        $ 15.00      02/15/05     $97,252    $450,994
John M. Scheurer...............         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199
G. Cabell Williams III.........         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199
Joan M. Sweeney................         6,666              3.2%        $ 15.00      02/15/05     $19,450    $ 90,199

------------------------------------------

(1) Potential realizable value is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment of the option holder. The potential realizable value may not necessarily be realized.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 30, 1996, there were 5,122,060 shares of the Company's common stock outstanding. The following table sets forth certain information as of November 30, 1996 regarding the shares of the Company's common stock beneficially owned by the two persons known by the Company to own beneficially more than 5% of the Company's common stock, as well as all directors and executive officers as a group:

  NAME AND ADDRESS                                                        NUMBER OF      PERCENTAGE
OF BENEFICIAL OWNER                                                      SHARES OWNED     OF CLASS
-------------------                                                      ------------    ----------
Allied Capital Corporation(1).........................................     1,244,914(2)     24.3%
  1666 K Street, NW, Ninth Floor, Washington, DC 20006
Liberty Investment Management.........................................       363,753(3)      7.4%
  2502 Rocky Point Drive, Suite 500, Tampa, FL 33607
All directors and executive officers as a group (12 in number)(4).....       213,958         4.0%
                                                                         ------------

---------------

(1) Allied Capital Corporation has agreed to vote its Shares on all matters only in the same proportion as the shares voted by the Company's public stockholders.

(2) Shares owned of record.

(3) Shares owned beneficially.

(4) Included in the total number of shares beneficially owned are 173,298 shares underlying unexercised stock options that are exercisable within 60 days of November 30, 1996, and 6,000 shares owned by the Allied Employee Stock Ownership Plan, for which David Gladstone and G. Cabell Williams III are co-trustees and share voting power.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

     Subject to the supervision and control of its Board of Directors, the investments of the Company are managed by Allied Capital Advisers, Inc., a publicly owned investment adviser located at 1666 K Street, N.W., 9th Floor, Washington, D.C. 20006-2803, telephone (202) 331-1112. Advisers is registered with the Commission under the Investment Advisers Act of 1940. The shares of Advisers are quoted on the Nasdaq National Market under the symbol "ALLA".

     Advisers currently employs thirty-six (36) investment and other professionals, as well as thirty-three (33) other employees. David Gladstone, Chairman and Chief Executive Officer of Advisers, has 22 years of experience in making the types of investments made by the Company. Mr. Gladstone holds an MBA degree from the Harvard Business School and worked for Price Waterhouse and ITT Corporation before joining the Allied Capital organization in 1974. He is the author of Venture Capital Handbook and Venture Capital Investing, both published by Simon & Schuster/Prentice Hall.

     All investments of the Company must be approved by a credit committee composed of the senior investment officers of Advisers, including David Gladstone and Katherine C. Marien. Additionally, the Board of Directors of the Company reviews and approves or ratifies all loans made by the Company.

     Among the Company's directors, David Gladstone, George C. Williams, Katherine C. Marien and Anthony T. Garcia are, or may be deemed to be, "interested persons" of the Company, as that term is defined in the 1940 Act.

     Advisers is at this time a party to investment advisory agreements with the Company and with Allied I and Allied II, both business development companies which, directly or through one or more small business investment company subsidiaries, specialize in making loans with equity features to and equity investments in small business concerns. Advisers is the general partner of a private limited partnership which itself is the

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general partner of two privately funded venture capital limited partnerships,
Allied Venture Partnership and Allied Technology Partnership, engaged substantially in the same business as the Allied I and Allied II but no longer making new investments. Advisers serves as the investment manager of those two limited partnerships. All of these entities co-invest with one another, pursuant to exemption relief received from the Commission. In addition, Advisers is the investment manager of Allied Commercial, a publicly held real estate investment trust (a "REIT"), and the co-manager of BMI, a privately held REIT. Allied Commercial and BMI participate with one another in buying interest-paying business loans secured by real estate. At September 30, 1996, total assets under Advisers' management was $755 million.

CUSTODIAN SERVICES

     Under a Custodian Agreement, Riggs Bank N.A., whose principal business address is 808 17th Street, N.W., Washington, D.C. 20006, holds all securities of the Company, provides record keeping services, and serves as the Company's custodian.

ACCOUNTING SERVICES

     The firm of Matthews, Carter and Boyce, P.C. was the independent accountant for the Company for the year ended December 31, 1995 and has been selected to serve as such for the year ending December 31, 1996 by the Board of Directors, and such selection was ratified by the stockholders of the Company at its annual meeting in May 1996. Its business address is: 8200 Greensboro Drive, Suite 1000, McLean, Virginia 22102-3864. Its phone number is (703) 761-4600. Matthews, Carter and Boyce, P.C. is also the independent accountant for the Partnership and will serve as the independent accountant for the Subsidiaries also.

     Matthews, Carter and Boyce, P.C., or its predecessor, has served as the Company's independent accountant since its inception and has no financial interest in the Company. The expense recorded during the fiscal year ended December 31, 1995, for the professional services provided to the Company by Matthews, Carter and Boyce, P.C. consisted of fees for audit services (which included the audit of the consolidated financial statements of the Company and review of the filings by the Company of reports and registration statements with the Commission, the SBA or other regulatory authorities) and for nonaudit services, the fees for which the latter aggregated approximately 17% of the total fees. The non-audit services, which were arranged for by management without prior consideration by the Board of Directors, consisted of non-audit related consultation and the preparation of tax returns for the Company.

                                   TAX STATUS

     The Company, which has elected to be regulated as a "business development company" under the 1940 Act, has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Code. As such, the Company is not subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders. It is the Company's intention to distribute substantially all such income and gains.

     The "Distribution Requirement," in order to qualify for that treatment, is that the Company must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income. The Company must also meet the following additional requirements: (1) The Company must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Company must derive less than 30% of its gross income each taxable year from gains (without including losses) on the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forwards thereon) that are not directly related to the Company's principal business of investing in securities (or options and futures with

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respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Company's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Company's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) At the close of each quarter of the Company's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     The Company will be subject to a nondeductible 4% excise tax if the Company does not distribute at least 98% of its net investment income and net capital gains on a timely basis. The Company intends to make sufficient distributions to avoid this 4% excise tax.

     Although the Company presently does not expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy its Distribution Requirement. However, under the 1940 Act, the Company will not be permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its Distribution Requirement may be limited by other requirements relating to its tax status as a RIC, including the Short-Short Limitation and the diversification requirements. If the Company disposes of assets in order to meet the Distribution Requirement, it may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     Dividends paid by the Company from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to stockholders as ordinary income to the extent of the Company's current or accumulated earnings and profits. Distributions paid by the Company from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of the stockholder's holding period for his or her shares.

     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax would be added to the stockholder's cost basis for his shares. Since the Company expects to pay tax on net capital gain at the regular corporate tax rate of 35% and the maximum rate payable by individuals on net capital gain is 28%, the amount of credit that individual stockholders may report would exceed the amount of tax that they would be required to pay on net capital gain. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or other appropriate form that allows them to recover the excess taxes paid on their behalf.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his shares.

     A stockholder may recognize taxable gain or loss if he sells or exchanges his shares. Any gain arising from

                                      B-11
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(or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss except in the case of dealers or certain financial institutions. This capital gain or loss normally will be treated as a long-term capital gain or loss if the stockholder has held his shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. Net capital gain of noncorporate taxpayers is currently subject to a maximum federal income tax rate of 28%, while other income may be taxed at rates as high as 39.6%. Corporate taxpayers are currently subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number. Withholding from dividends and distributions also is required for stockholders who otherwise are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts, or corporations. Foreign investors should consult their tax advisors with respect to the possible U.S. federal, state, and local tax consequences and foreign tax consequences of an investment in the Company.

     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Company and its stockholders. No attempt is made to present a complete explanation of the federal tax treatment of the Company's activities. Potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any applicable state, local, or foreign taxes.

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